UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to ss.240.14a-12

PROVIDENT FINANCIAL SERVICES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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239 Washington Street Jersey City, New Jersey 07302

Dear Fellow Stockholder:

I am pleased to invite you to attend the 2019 Annual Meeting of Stockholders of Provident Financial Services, Inc., which will be held on Thursday, April 25, 2019, at 10:00 a.m., local time, at the Renaissance Woodbridge Hotel, 515 U.S. Highway 1 South, Iselin, New Jersey.

At our Annual Meeting you will be asked to elect four directors, approve on an advisory (non-binding) basis the compensation paid to our named executive officers, approve the 2019 Long-Term Equity Incentive Plan, and ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2019.

Your vote is very important regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting, I encourage you to promptly submit your vote by Internet, telephone or mail, as applicable, to ensure that your shares are represented at our Annual Meeting.

On behalf of the board of directors, officers and employees of Provident Financial Services, Inc., we thank you for your continued support and look forward to seeing you at our Annual Meeting.

 Sincerely,

Christopher Martin

Chairman, President and Chief Executive Officer

March 15, 2019

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Notice of

Annual Meeting
of Stockholders

Meeting Information

THURSDAY, APRIL 25, 2019

10:00 a.m., Local Time

Renaissance Woodbridge Hotel

515 U.S. Highway 1 South, Iselin, New Jersey

NOTICE IS HEREBY GIVEN THAT the 2019 Annual Meeting of Stockholders of Provident Financial Services, Inc. will be held at the Renaissance Woodbridge Hotel, 515 U.S. Highway 1 South, Iselin, New Jersey, on Thursday, April 25, 2019, at 10:00 a.m., local time, to consider and vote upon the following matters:

1.	The election of four persons named in the attached Proxy Statement to serve as directors, each for a three-year term.
2.	An advisory (non-binding) vote to approve the compensation paid to our named executive officers.
3.	The approval of the 2019 Long-Term Equity Incentive Plan.
4.	The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2019.
5.	The transaction of such other business as may properly come before the Annual Meeting, and any adjournment or postponement of the Annual Meeting.

The board of directors of Provident Financial Services, Inc. established March 1, 2019 as the record date for determining the stockholders who are entitled to notice of, and to vote at the Annual Meeting and any adjournment or postponement of the Annual Meeting.

Your vote is very important. Please submit your proxy as soon as possible via the Internet, telephone or mail, as applicable. Stockholders of record who attend the Annual Meeting may vote in person, even if they have previously mailed or delivered a signed proxy or voted by Internet or telephone.

By order of the Board of Directors

John Kuntz, Esq.

Corporate Secretary

Jersey City, New Jersey
March 15, 2019

Review your proxy statement and vote in one of four ways:

INTERNET Visit the website on your proxy card	BY TELEPHONE Call the telephone number on your proxy card	BY MAIL Sign, date and return your proxy card in the enclosed envelope	IN PERSON Attend the annual meeting

Please refer to the enclosed proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.

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Internet Availability of Proxy Materials

We are relying upon a U.S. Securities and Exchange Commission rule that allows us to furnish proxy materials to stockholders over the Internet. As a result, beginning on or about March 15, 2019, we sent by mail or e-mail a Notice Regarding the Availability of Proxy Materials containing instructions on how to access our proxy materials, including our Proxy Statement and Annual Report to Stockholders, over the Internet and how to vote. Internet availability of our proxy materials is designed to expedite receipt by stockholders and lower the cost and environmental impact of our Annual Meeting. However, if you received such a notice and would prefer to receive paper copies of our proxy materials, please follow the instructions included in the Notice Regarding the Availability of Proxy Materials.

If you received your proxy materials via e-mail, the e-mail contains voting instructions, including a control number required to vote your shares, and links to the Proxy Statement and the Annual Report to Stockholders on the Internet. If you received your proxy materials by mail, the Notice of Annual Meeting, Proxy Statement, Proxy Card and Annual Report to Stockholders are enclosed.

If you hold our common stock through more than one account, you may receive multiple copies of these proxy materials and will have to follow the instructions for each in order to vote all of your shares of our common stock.

Important Notice Regarding the Availability of Proxy Materials
For the 2019 Annual Meeting of Stockholders to be Held on April 25, 2019:
Our Proxy Statement and 2018 Annual Report to Stockholders are available at www.proxyvote.com

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General Information

The board of directors of Provident Financial Services, Inc. (“Provident” or “company”) is soliciting proxies for our 2019 Annual Meeting of Stockholders, and any adjournment or postponement of the meeting (“Annual Meeting”). The Annual Meeting will be held on Thursday, April 25, 2019 at 10:00 a.m., local time, at the Renaissance Woodbridge Hotel, 515 U.S. Highway 1 South, Iselin, New Jersey.

A Notice Regarding the Availability of Proxy Materials is first being sent to our stockholders on March 15, 2019.

The 2019 Annual Meeting of Stockholders

Date, Time and Place: Our Annual Meeting of Stockholders will be held on April 25, 2019, 10:00 a.m., local time, at the Renaissance Woodbridge Hotel, 515 U.S. Highway 1 South, Iselin, New Jersey

Record Date: March 1, 2019.

Shares Entitled to Vote: 66,592,587 shares of Provident common stock were outstanding on the record date and are entitled to vote at the Annual Meeting.

Purpose of the Annual Meeting: To consider and vote on the election of four directors, an advisory (non-binding) vote to approve the compensation paid to our named executive officers, approval of the 2019 Long-Term Equity Incentive Plan, and the ratification of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2019.

Vote Required: Subject to our majority voting policy described under the heading “Corporate Governance Matters” in this Proxy Statement, directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees proposed is withheld. The advisory vote to approve executive compensation, the approval of the long-term equity incentive plan and the ratification of KPMG LLP as our independent registered public accounting firm are each determined by a majority of the votes cast, without regard to broker non-votes or proxies marked “ABSTAIN”.

Board Recommendation: Our board of directors recommends that stockholders vote “FOR” each of the nominees for director listed in this Proxy Statement, “FOR” approval of the compensation paid to our named executive officers, FOR the approval of the 2019 Long-Term Equity Incentive Plan, and “FOR” the ratification of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2019.

Provident: Provident is a Delaware corporation and the bank holding company for Provident Bank, an FDIC-insured New Jersey-chartered capital stock savings bank that operates a network of full-service branch offices throughout northern and central New Jersey and eastern Pennsylvania. Our principal executive offices are located at 239 Washington Street, Jersey City, New Jersey 07302. Our telephone number is (732) 590-9200.

Who Can Vote

March 1, 2019 is the record date for determining the stockholders of record who are entitled to vote at the Annual Meeting. On March 1, 2019, 66,592,587 shares of Provident common stock, par value of $0.01 per share, were outstanding and held by approximately 4,745 holders of record. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum at the Annual Meeting.

How Many Votes You Have

Each holder of shares of our common stock outstanding on March 1, 2019 will be entitled to one vote for each share held of record. However, our certificate of incorporation provides that stockholders of record who beneficially own in excess of 10% of the then outstanding shares of our common stock are not entitled to vote any of the shares held in excess of that 10% limit. A person or entity is deemed to beneficially own shares that are owned by an affiliate of, as well as by any person acting in concert with, such person or entity.

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Matters to Be Considered

The purpose of the Annual Meeting is to elect four directors, vote on an advisory basis on executive compensation, approve the 2019 Long-Term Equity Incentive Plan, and ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2019. We may adjourn or postpone the Annual Meeting for the purpose of allowing additional time to solicit proxies.

Our board of directors is not aware of any other matters that may be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, we intend that shares represented by properly submitted proxies will be voted, or not voted, by the persons named as proxies in their best judgment.

How to Vote

You may vote your shares:

•	In person at the Annual Meeting. All stockholders of record may vote in person at the Annual Meeting. Beneficial owners may vote in person if they have a legal proxy from their bank or broker.

•	By telephone or Internet (see the instructions at www.proxyvote.com). Beneficial owners may also vote by telephone or Internet if their bank or broker makes those methods available, in which case the bank or broker will include the instructions with the proxy materials.

•	By written proxy. All stockholders of record can vote by written proxy card. If you received a printed copy of this Proxy Statement, you may vote by signing, dating and mailing the enclosed Proxy Card, or if you are a beneficial owner, you may request a voting instruction form from your bank or broker.

If you return an executed Proxy Card without marking your instructions, your executed Proxy Card will be voted “FOR” the election of the four nominees for director, “FOR” approval of the executive compensation paid to our named executive officers, “FOR” the approval of the 2019 Long-Term Equity Incentive Plan, and “FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2019.

Participants in Provident Benefit Plans

If you are a participant in our Employee Stock Ownership Plan or 401(k) Plan, or any other benefit plans sponsored by us through which you own shares of our common stock, you will have received a Notice Regarding the Availability of Proxy Materials by e-mail. Under the terms of these plans, the trustee or administrator votes all shares held by the plan, but each participant may direct the trustee or administrator how to vote the shares of our common stock allocated to his or her plan account. If you own shares through any of these plans and you do not vote by April 21, 2019, the respective plan trustees or administrators will vote your shares in accordance with the terms of the respective plans.

Quorum and Vote Required

The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes (unvoted proxies submitted by a bank or broker) will be counted for the purpose of determining whether a quorum is present.

Subject to our majority voting policy described under the heading “Corporate Governance Matters” in this Proxy Statement, directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees proposed is “Withheld.” The advisory vote on executive compensation, the approval of the long-term equity incentive plan, and the ratification of the appointment of our independent registered public accounting firm are each determined by a majority of the votes cast, without regard to broker non-votes or proxies marked “Abstain.”

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Revocability of Proxies

You may revoke your proxy at any time before the vote is taken at the Annual Meeting. You may revoke your proxy by:

•	submitting a written notice of revocation to our Corporate Secretary prior to the voting of such proxy;

•	submitting a properly executed proxy bearing a later date;

•	voting again by telephone or Internet (provided such new vote is received on a timely basis); or

•	voting in person at the Annual Meeting; however, simply attending the Annual Meeting without voting will not revoke an earlier proxy.

Written notices of revocation and other communications regarding the revocation of your proxy should be addressed to:

Provident Financial Services, Inc.

100 Wood Avenue South
P.O. Box 1001
Iselin, New Jersey 08830-1001

Attention:	John Kuntz
Corporate Secretary

If your shares are held in street name, you should follow your bank’s or broker’s instructions regarding the revocation of proxies.

Solicitation of Proxies

Provident will bear the entire cost of soliciting proxies from you. In addition to solicitation of proxies by mail, we will request that banks, brokers and other holders of record send proxies and proxy materials to the beneficial owners of our common stock and secure their voting instructions, if necessary. We will reimburse such holders of record for their reasonable expenses in taking those actions. Equiniti (US) Services LLC will assist us in soliciting proxies, and we have agreed to pay them a fee of $5,000 plus reasonable expenses for their services. If necessary, we may also use several of our employees, who will not be specially compensated, to solicit proxies from stockholders, personally or by telephone, facsimile, e-mail or letter.

Householding

Unless you have provided us contrary instructions, we have sent a single copy of these proxy materials to any household at which one or more stockholders reside if we believe the stockholders are members of the same household. Each stockholder in the household will receive a separate Proxy Card. This process, known as “householding,” reduces the volume of duplicate information and helps reduce our expenses. If you would like to receive your own set of proxy materials, please follow these instructions:

•	If your shares are registered in your own name, contact our transfer agent and inform them of your request to revoke householding by calling them at 1-888-542-1061, or by writing them at Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department.

•	If a bank, broker or other nominee holds your shares, contact your bank, broker or other nominee directly.

Recommendation of the Board of Directors

Your board of directors recommends that you vote “FOR” each of the nominees for director listed in this Proxy Statement, “FOR” approval of the compensation paid to our named executive officers, “FOR” approval of the 2019 Long-Term Equity Incentive Plan, and “FOR” the ratification of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2019.

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Security Ownership of Certain Beneficial Owners and Management

Persons and groups who beneficially own in excess of five percent of Provident’s issued and outstanding shares of common stock are required to file certain reports with the Securities and Exchange Commission (“SEC”) regarding such beneficial ownership. The following table shows, as of March 1, 2019, certain information as to persons who beneficially owned more than five percent of the issued and outstanding shares of our common stock. We know of no persons, except as listed below, who beneficially owned more than five percent of the issued and outstanding shares of our common stock as of March 1, 2019.

Principal Stockholders

Name and Address of Beneficial Owner	Number of Shares Owned and Nature of Beneficial Ownership		Percent of Shares of Common Stock Outstanding(1)
Provident Bank Employee Stock Ownership Plan Trust GreatBanc Trust Company, Trustee 801 Warrenville Road, Suite 500 Lisle, Illinois 60532	3,960,192	(2)	5.9%
Dimensional Fund Advisors LP Building One 6300 Bee Cave Road Austin, Texas 78746	5,639,590	(3)	8.5%
BlackRock, Inc. 55 East 52nd Street New York, New York 10055	9,345,503	(4)	14.0%
The Vanguard Group 100 Vanguard Boulevard Malvern, Pennsylvania 19355	6,344,386	(5)	9.5%
(1)	Based on 66,592,587 shares of Provident common stock outstanding as of March 1, 2019.
(2)	This information is based on Amendment No. 15 to Schedule 13G filed with the SEC on February 12, 2019 by GreatBanc Trust Company, as Trustee on behalf of Provident Bank Employee Stock Ownership Plan Trust. According to the filing, Provident Bank Employee Stock Ownership Plan Trust had: (i) sole power to vote or direct the vote of 1,739,917 shares of Provident common stock; (ii) shared power to vote or direct the vote of 2,220,275 shares of Provident common stock; (iii) sole power to dispose or direct the disposition of 3,831,445 shares of Provident common stock; and (iv) shared power to dispose or direct the disposition of 128,747 shares of Provident common stock.
(3)	This information is based on Amendment No. 11 to Schedule 13G filed with the SEC on February 8, 2019 by Dimensional Fund Advisors LP.
(4)	This information is based on Amendment No. 10 to Schedule 13G filed with the SEC on January 31, 2019 by BlackRock, Inc.
(5)	This information is based on Amendment No. 7 to Schedule 13G filed with the SEC on February 12, 2019 by The Vanguard Group.

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Management

The following table shows certain information about shares of our common stock owned by each nominee for election as director, each incumbent director whose term of office continues following the Annual Meeting, each named executive officer identified in the summary compensation table included elsewhere in this Proxy Statement, and all nominees, incumbent directors and executive officers as a group, as of March 1, 2019.

	Position(s) held with			Shares			Unvested Stock
	Provident Financial	Shares Owned		Subject			Awards Included
	Services, Inc. and/or	Directly and		to Stock	Beneficial	Percent of	in Beneficial
Name	Provident Bank	Indirectly(1)		Options(2)	Ownership	Class(3)	Ownership
Nominees
Thomas W. Berry	Director	97,200		—	97,200	*	—
James P. Dunigan	Director	6,926		—	6,926	*	—
Frank L. Fekete	Director	66,053		—	66,053	*	—
Matthew K. Harding	Director	32,433		—	32,433	*	—
Incumbent Directors
Robert Adamo	Director	9,312		—	9,312	*	—
Laura L. Brooks	Director	62,281		—	62,281	*	—
Terence Gallagher	Director	17,507		—	17,507	*	—
Carlos Hernandez	Director	80,259		—	80,259	*	—
Christopher Martin	Chairman, President and Chief Executive Officer	541,825	(4)	375,821	917,646	1.4%	—
John Pugliese	Director	89,909		—	89,909	*	—
Executive Officers Who Are Not Directors
Donald W. Blum**	Executive Vice President and Chief Lending Officer	109,608		—	109,608	*	3,567
John Kuntz	Senior Executive Vice President and Chief Administrative Officer	109,977		—	109,977	*	4,013
Thomas M. Lyons	Senior Executive Vice President and Chief Financial Officer	172,181		—	172,181	*	19,391
Valerie O. Murray**	Executive Vice President, Chief Wealth Management Officer and President of Beacon Trust Company	28,459		—	28,459	*	3,192
All directors and executive officers as a group (21 persons)		1,675,215		387,935	2,063,150	3.0%	52,195
*	Less than 1%
**	Not officers of Provident Financial Services, Inc.

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(1)	The amounts shown for executive officers include shares held in our 401(k) Plan and shares allocated to the executive officer in our Employee Stock Ownership Plan (“ESOP”) as follows:

Name	401(k) Plan Shares	ESOP Shares
Christopher Martin	149,483	15,480
Donald W. Blum	6,892	19,521
John Kuntz	5,020	19,223
Thomas M. Lyons	39,080	13,646
Valerie O. Murray	10,198	4,030
All executive officers as a group (12 persons)	212,617	110,662
(2)	Includes shares underlying stock options that are presently exercisable or will become exercisable within 60 days of March 1, 2019.
(3)	Based on 66,592,587 shares of Provident common stock outstanding as of March 1, 2019. Shares subject to stock options that are presently exercisable or will become exercisable within 60 days of March 1, 2019 are deemed outstanding for computing the percentage ownership of the person holding such stock options, but are not deemed outstanding for purposes of computing the percentage ownership of other persons.
(4)	Includes 17,785 shares held by Mr. Martin in the First Savings Bank Directors’ Deferred Fee Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and anyone holding 10% or more of our common stock (reporting persons) to file reports with the SEC showing the holdings of, or transactions in, our common stock. Based solely on a review of copies of such reports, and written representations from each such reporting person that no other reports were required, we believe that in 2018 all reporting persons filed the required reports on a timely basis under Section 16(a).

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Proposal 1 Election of Directors

General

Our board of directors currently consists of ten members and is divided into three classes, with one class of directors elected each year. Each member of our board of directors also serves as a director of Provident Bank. Directors are elected to serve for a three-year term and until their respective successors shall have been elected and qualified. A director is not eligible to be elected or appointed to either board of directors after reaching age 73.

Four directors will be elected at the Annual Meeting to serve for a three-year term and until their respective successors shall have been elected and qualified. On the recommendation of our Governance/Nominating Committee, our board of directors nominated Thomas W. Berry, James P. Dunigan, Frank L. Fekete and Matthew K. Harding for election as directors at the Annual Meeting.

All of the nominees for election at the Annual Meeting currently serve as directors of Provident and Provident Bank, and other than Mr. Dunigan, each of them was previously elected by our stockholders. Mr. Dunigan was recommended for consideration by the non-management directors and was appointed to the boards of directors of Provident and Provident Bank on May 24, 2018. No arrangements or understandings exist between any nominee and any other person pursuant to which any such nominee was selected. Unless authority to vote for any or all of the nominees is withheld, it is intended that the shares represented by each fully executed Proxy Card will be voted “FOR” the election of all nominees.

Each of the nominees has consented to be named a nominee. In the event that any nominee is unable to serve as a director, the persons named as proxies will vote with respect to a substitute nominee designated by our current board of directors. At this time, we know of no reason why any of the nominees would be unable or would decline to serve, if elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT.

Board of Directors

Our board of directors is comprised of individuals with considerable and varied business experiences, backgrounds, skills and qualifications. Collectively, they have a strong knowledge of our company’s business, strategy and markets and are committed to enhancing long-term stockholder value.

Our Governance/Nominating Committee is responsible for identifying and selecting director candidates who meet the evolving needs of our board of directors. Director candidates must have the highest personal and professional ethics and integrity. Additional criteria weighed by the Governance/Nominating Committee in the director identification and selection process include the relevance of a candidate’s experience to our business, enhancement of the diversity of experience of our board, the candidate’s independence from conflict or direct economic relationship with our company, and the candidate’s ability and willingness to devote the proper time to prepare for, attend and participate in meetings. The Governance/Nominating Committee also takes into account whether a candidate satisfies the criteria for independence under our Independence Standards and the New York Stock Exchange listing standards, and if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether the candidate qualifies as an Audit Committee financial expert.

While the Governance/Nominating Committee does not have a formal policy regarding diversity on our board of directors, consideration is given to nominating persons with different perspectives and experience to enhance the deliberation and strategic decision-making processes of our board of directors.

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The following table states the name, the year service as a director commenced, and the term expiration date for each of our nominees for election as directors and each incumbent director whose term of office continues following the Annual Meeting.

Name	Position(s) held with Provident Financial Services, Inc. and Provident Bank	Director Since(1)	Expiration of Term
Nominees
Thomas W. Berry	Director	2005	2019
James P. Dunigan	Director	2018	2019
Frank L. Fekete	Director	1995	2019
Matthew K. Harding	Director	2013	2019
Incumbent Directors
Robert Adamo	Director	2016	2020
Laura L. Brooks	Director	2006	2020
Terence Gallagher	Director	2010	2020
Carlos Hernandez	Director	1996	2020
Christopher Martin	Chairman, President and Chief Executive Officer	2005	2021
John Pugliese	Director	2014	2021

(1)	Reflects initial appointment to the board of directors of Provident Bank in the case of Messrs. Fekete and Hernandez.

The age and business experience of each of our nominees for election as directors and the incumbent directors whose term of office continues following the Annual Meeting, and directorships held by them with other public companies during the past five years, as well as their qualifications, attributes and skills that led our board of directors to conclude that each such person should serve as a director are as follows:

ROBERT ADAMO
INDEPENDENT Age 64

Biography:

Mr. Adamo retired from the international public accounting and consulting firm of Deloitte LLP after a 40-year career where he served as a senior partner and as a member of the board of directors. He currently serves on the board of directors of Greater New York Councils-Boy Scouts of America. Mr. Adamo is a certified public accountant and his diverse background and broad experience in public accounting enhances our board of directors’ oversight of financial reporting and disclosure issues, and he qualifies as an Audit Committee financial expert.

THOMAS W. BERRY
INDEPENDENT Age 71

Biography:

Mr. Berry retired from investment banking in 1998 after a 26-year career with Goldman Sachs & Co. where he served as a partner since 1986. Mr. Berry is a director of the Hyde and Watson Foundation. He has an extensive financial background and considerable experience in investment banking, as well as a strong knowledge of the capital markets, which are valuable to our board of directors in its assessment of Provident’s sources and uses of capital.

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LAURA L. BROOKS
INDEPENDENT Age 66

Biography:

Ms. Brooks is retired. She previously served as Vice President-Risk Management and Chief Risk Officer of PSEG in Newark, New Jersey since November 2002. Prior to November 2002, she was Vice President-Risk Management of PG&E in San Francisco, California. She serves on the Advisory Board for the Enterprise Risk Management Program at North Carolina State University. She is a former member of the board of directors of the National Association of Corporate Directors-New Jersey Chapter, and former Chair of the board of trustees of Philip’s Education Partners. Ms. Brooks’ extensive background in enterprise risk management provides a valuable resource to our board of directors in meeting its responsibility for risk management oversight.

JAMES P. DUNIGAN
INDEPENDENT Age 66

Biography:

Mr. Dunigan has over 30 years of financial services industry experience having previously served in leadership roles with PNC Asset Management Group, and as Interim Chief Investment Officer of the Pennsylvania State Treasury. Mr. Dunigan is the immediate past President of the Union League of Philadelphia. He is a member of the board of directors of the Economy League of Greater Philadelphia, the board of directors of the Philadelphia chapter of the National Association of Corporate Directors and a member of the advisory board of Strategas Partners, LLC, a global institutional brokerage and advisory firm. His extensive experience in the financial services industry, and particularly in asset and wealth management is a strategic asset to the board of directors.

FRANK L. FEKETE
INDEPENDENT Age 67

Biography:

Mr. Fekete is a certified public accountant and the Managing Partner of the accounting firm of Mandel, Fekete & Bloom, CPAs, located in Jersey City, New Jersey. He serves on the board of trustees of St. Peter’s University, Hackensack Meridian Health Network, and John Cabot University, Rome, Italy. He has over 35 years of public accounting experience, including supervision of audits of public companies. This experience benefits our board of directors in its oversight of financial reporting and disclosure issues, and Mr. Fekete qualifies as an Audit Committee financial expert.

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TERENCE GALLAGHER
INDEPENDENT Age 63

Biography:

Mr. Gallagher is President and a former member of the board of directors of Battalia Winston, a national executive search firm headquartered in New York, New York. He has served on the Americas Board for the Association of Executive Search Consulting Firms and the Advisory Committee for the National Association of Corporate Directors-New Jersey Chapter. Mr. Gallagher’s considerable background in human resources, management succession planning, executive recruitment and retention and executive compensation provides our board of directors valuable experience.

MATTHEW K. HARDING
INDEPENDENT Age 55

Biography:

Mr. Harding is Chief Executive Officer and a member of the board of directors of Levin Management Corporation, a leading retail real estate services firm. Mr. Harding serves as Vice President of The Philip and Janice Levin Foundation and as Trustee of the Gill St. Bernards School. Mr. Harding’s experience provides our board of directors with a comprehensive understanding of the real estate markets from a competitive and a credit risk perspective.

CARLOS HERNANDEZ
INDEPENDENT Age 69

Biography:

Mr. Hernandez is retired. He previously served as President of New Jersey City University, located in Jersey City, New Jersey. As a local civic leader, he has served, and continues to serve on many local not-for-profit boards and brings to our board of directors an extensive knowledge of local markets and the communities served by Provident.

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CHRISTOPHER MARTIN
Age 62

Biography:

Mr. Martin has served as Chairman since April 2010 and as President and Chief Executive Officer of Provident and Provident Bank since September 2009. Prior to that time, he was President and Chief Operating Officer of Provident Bank since January 2007, and he was President of Provident and Provident Bank since July 2004. He serves on the boards of directors of the Federal Home Loan Bank of New York and the New Jersey Bankers Association. Mr. Martin’s extensive banking experience and knowledge of financial markets enhance the breadth of experience of our board of directors.

JOHN PUGLIESE
INDEPENDENT Age 59

Biography:

Mr. Pugliese is Chief Executive Officer of Motors Management Corporation which provides management oversight and direction to one of the top automobile dealership groups in the country. He formerly served as EVP and Head of Retail Banking for the Bank of New York Mellon. Mr. Pugliese serves as Chairman of the board of directors of Buzz Points (formerly Fisoc, Inc.,) a company that provides services and products to community banks and credit unions and is a member of the Board of Trustees of St. Peters Prep. He formerly served on the board of directors of Vertose Company Ltd. He previously served as Chairman of the Better Business Bureau of Metropolitan New York, and as Chairman of Team Capital Bank, as well as on the Board of Regents of St. Peter’s University. Mr. Pugliese’s extensive banking and management experience and knowledge of the retail credit markets and Fintech enhance the overall experience and qualifications of our board of directors.

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Executive Officers

The age and business experience of Provident’s executive officers who are not directors are as follows:

Donald W. Blum

Age 62

Mr. Blum has been Executive Vice President and Chief Lending Officer of Provident Bank since January 2005.

Finn M. W. Caspersen, Jr.

Age 49

Mr. Caspersen has been Executive Vice President - Director of Retail Banking Operations of Provident Bank since August 2018. Previously, he held various executive positions at Peapack- Gladstone Bank, including Chief Strategy Officer, Chief Operating Officer, Chief Risk Officer and General Counsel.

James A. Christy

Age 51

Mr. Christy has been Executive Vice President and Chief Risk Officer of Provident Bank since February 2018, and prior to that time he was Senior Vice President and Chief Risk Officer since January 2012. He previously served as Senior Vice President & General Auditor since January 2009.

Brian Giovinazzi

Age 64

Mr. Giovinazzi has been Executive Vice President and Chief Credit Officer of Provident Bank since December 2008.

John Kamin

Age 61

Mr. Kamin has been Executive Vice President and Chief Information Officer of Provident Bank since May 2017, and prior to that time, he was Executive Vice President and Chief Information Officer of Old National Bank located in Evansville, Indiana since 2011.

Janet D. Krasowski

Age 66

Ms. Krasowski has been Executive Vice President and Chief Human Resources Officer of Provident Bank since January 2012.

John Kuntz

Age 63

Mr. Kuntz has been Senior Executive Vice President, General Counsel and Corporate Secretary of Provident and Senior Executive Vice President and Chief Administrative Officer of Provident Bank since January 2019, and prior to that time, he was Executive Vice President, General Counsel and Corporate Secretary of Provident and Executive Vice President and Chief Administrative Officer of Provident Bank since January 2011.

Thomas M. Lyons

Age 54

Mr. Lyons has been Senior Executive Vice President and Chief Financial Officer of Provident and Provident Bank since January 2019, and prior to that time, he was Executive Vice President and Chief Financial Officer of Provident and Provident Bank since January 2011.

Josephine Moran

Age 55

Ms. Moran has been Executive Vice President - Director of Retail Banking of Provident Bank since August 2018. Prior to that time, she was Senior Vice President - Regional Manager Retirement Services for Webster Bank since 2016. She previously served as Executive Vice President - Director of Retail for Columbia Bank since October 2015, and Executive Vice President - Region President for Santander Bank since 2011.

Valerie O. Murray

Age 44

Ms. Murray is President of Beacon Trust Company, a wholly owned subsidiary of Provident Bank since February 2017, and Executive Vice President and Chief Wealth Management Officer of Provident Bank since January 2019. Prior to that time she was Senior Vice President and Chief Wealth Management Officer of Provident Bank since February 2017. She previously served as Chief Operating Officer of Beacon Trust Company since January 2016, and prior to that time, she served as Executive Managing Director and Vice President of Beacon Trust Company since 2011.

Frank S. Muzio

Age 65

Mr. Muzio has been Executive Vice President and Chief Accounting Officer of Provident Bank since February 2018, and prior to that time, he served as Senior Vice President and Chief Accounting Officer since 2011.

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Corporate Governance Matters

Our board of directors and management are committed to maintaining sound corporate governance principles and the highest standards of ethical conduct. We are in compliance with applicable corporate governance laws and regulations. The following are some key features of our corporate governance practices:

•	90% of our board is independent, including the Lead Director.
•	Our board conducts annual self evaluations.
•	The board reviews management talent and executive succession planning on a regular basis.
•	Our board regularly focuses on strategy with management and annually meets off-site for strategy updates and formation.
•	We have robust stock ownership guidelines for our directors and named executive officers.
•	Our director attendance for board and board committee meetings averaged 99%, and each of our directors attended at least 92% of board and board committee meetings on which they served.
•	Our board has oversight of risk management with a focus on the significant risks facing our company.
•	We regularly invite industry experts to meet with our board regarding key industry developments.
•	Although there are no term limits for directors, we value board refreshment, and four of our nine non-management directors have been added to the board in the last five years.

Board of Directors Meetings and Committees

Our board of directors meets quarterly, or more often as may be necessary. The board of directors met eight times in 2018. There are five standing committees of the board of directors: the Audit, Compensation, Risk, Technology and Governance/Nominating Committees. The board of directors of Provident Bank meets monthly at least 11 times a year, as required by New Jersey banking law.

All directors attended no fewer than 75% of the total number of meetings held by the board of directors and all committees of the board on which they served (during the period they served) in 2018. When the Provident and Provident Bank board of directors and committee meetings are aggregated, all directors attended no fewer than 75% of the aggregated total number of meetings in 2018. We have a policy requiring each director to attend the Annual Meeting of Stockholders. All persons serving on the board of directors at the time of the Annual Meeting of Stockholders held on April 26, 2018 attended the meeting.

Board Leadership Structure

Our board of directors believes that combining the Chairman and Chief Executive Officer positions, together with the appointment of an independent Lead Director, is the appropriate board leadership structure for our company. Carlos Hernandez currently serves as the Lead Director. Our board of directors has determined that the Chief Executive Officer is most knowledgeable about our business and corporate strategy, and is in the best position to lead the board of directors, especially in relation to its oversight of corporate strategy formation and execution. Management accountability and our board’s independence from management are best served by maintaining a super majority of independent directors, electing an independent Lead Director, and maintaining standing board committees that are comprised of independent leadership and members. The Lead Director plays an important role on our board of directors and has the following responsibilities:

•	Schedules executive sessions of the non-management directors without management present at least twice each year and advises the Chairman and Chief Executive Officer of the schedule for such executive sessions.
•	With input from the non-management directors, develops agendas for, and presides over the executive sessions. The Lead Director provides the Chairman and Chief Executive Officer with timely feedback from the executive sessions.
•	Acts as the principal liaison between the non-management directors and the Chairman and Chief Executive Officer on issues relating to the working relationship between our board and management, including providing input as to the quality and timeliness of information provided by management to ensure that the conduct of board meetings allows adequate time for discussion of important issues and that appropriate information is made available to our board on a timely basis.
•	Provides input to the Chairman and Chief Executive Officer regarding board meeting agendas and meeting materials based on requests from the non-management directors.
•	Attends board committee meetings as a non-member at the invitation of the respective committee chair.

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Risk Oversight/Risk Committee

Our entire board of directors is engaged in risk management oversight. A separate standing Risk Committee of the board facilitates our board’s risk oversight responsibilities. The current members of the Risk Committee are: Ms. Brooks (Chair) and Messrs. Adamo, Berry and Dunigan. Each member of the Risk Committee is considered independent as defined in the New York Stock Exchange corporate governance listing standards. The Risk Committee’s charter is posted on the “Governance Documents” section of the “Investor Relations” page of Provident Bank’s website at www.provident.bank. The Committee met seven times during 2018.

The Risk Committee oversees the overall risk management activities employed by management in pursuit of:

•	maintaining an effective culture of discipline that provides proper guidance and support for a sound, effective and coordinated enterprise risk management process designed to identify potential events that may affect our business and to appropriately manage risks in order to provide reasonable assurance that our stated objectives will be achieved; and
•	identifying potential emerging risks in a routine and systematic manner, assessing the implications of those risks to our business, and managing those risks in a manner consistent with reducing the probability of their occurrence and potential consequences to our company to an acceptable level.

Our Risk Committee receives regular reports from management and other standing board committees regarding relevant risks and the actions taken by management to adequately address and mitigate those risks.

Corporate Governance Principles

Our board of directors has adopted Corporate Governance Principles which are posted on the “Governance Documents” section of the “Investor Relations” page of Provident Bank’s website at www.provident.bank. These Corporate Governance Principles cover the general operating policies and procedures followed by our board of directors including:

•	establishing the size and composition of our board of directors and the desired qualifications and skills of directors;
•	setting a minimum stock ownership requirement for directors at an amount having a value equal to five times a director’s annual cash retainer;
•	providing for director orientation, continuing education and an annual performance assessment of our board of directors;
•	selecting board committee membership; and
•	reviewing annual compensation paid to the non-management directors as recommended by the Compensation Committee.

The Corporate Governance Principles provide for our board of directors to meet in regularly scheduled executive sessions without management at least two times a year. Five executive sessions were conducted in 2018. The Lead Director presided over these executive sessions conducted by the non-management directors, all of whom are independent.

Director Independence

The New York Stock Exchange rules provide that a director does not qualify as independent unless the board of directors affirmatively determines that the director has no direct or indirect material relationship with the company. The New York Stock Exchange rules require our board of directors to consider all relevant facts and circumstances in determining the materiality of a director’s relationship with Provident and permit the board of directors to adopt and disclose standards to assist the board in making independence determinations. Accordingly, our board of directors has adopted Independence Standards to assist the board in determining whether a director has a material relationship with the company. These Independence Standards, which should be read with the New York Stock Exchange rules, are available on the “Governance Documents” section of the “Investor Relations” page of Provident Bank’s website at www.provident.bank.

Our board of directors conducted an evaluation of director independence, based on the Independence Standards and the New York Stock Exchange rules. In connection with this review, our board of directors considered relevant facts and circumstances relating to relationships that each director and his or her immediate family members and their related interests had with Provident. In connection with its evaluation of director independence, the board considered the following relationships and transactions:

•	Ms. Brooks’ mother has a home equity line of credit with Provident Bank which has no loan balance outstanding and which existed prior to the time that Ms. Brooks became a director. This loan was made in the ordinary course of business, was made on substantially the same terms prevailing for loans made to others unrelated to Provident Bank, and does not involve more than the normal risk of collectability or present other unfavorable features;
•	Mr. Harding is an officer of a corporation which has a 1% ownership interest in, and is a general partner of, a limited partnership and which is the non-member manager of a limited liability company. Both the limited partnership and the limited liability company are partners of an entity that has a commercial real estate loan and line of credit with Provident Bank. These loans were made in the ordinary course of business, were made on substantially the same terms prevailing for loans made to others unrelated to Provident Bank, and do not involve more than the normal risk of collectability or present other unfavorable features; and

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•	Mr. Pugliese is a director and treasurer of a private foundation that has an investment management account with Beacon Trust Company, the wealth management subsidiary of Provident Bank.

After its evaluation, our board of directors affirmatively determined that Messrs. Adamo, Berry, Dunigan, Fekete, Gallagher, Harding, Hernandez, and Pugliese and Ms. Brooks is each an independent director. The board of directors determined that Mr. Martin is not independent because he serves as President and Chief Executive Officer of Provident.

Governance/Nominating Committee

The current members of our Governance/Nominating Committee are: Messrs. Hernandez (Chair), Berry, Fekete, and Gallagher. Each member of the Committee is considered independent as defined in the New York Stock Exchange corporate governance listing standards. The Committee’s charter is posted on the “Governance Documents” section of the “Investor Relations” page of Provident Bank’s website at www.provident.bank. The Committee met six times during 2018.

The functions of our Governance/Nominating Committee include, among other things:

•	evaluating and making recommendations to the board concerning the number of directors and committee assignments;
•	establishing the qualifications, skills, relevant background, and selection criteria for board members;
•	making recommendations to the board concerning board nominees;
•	conducting evaluations of the effectiveness of the operation of the board;
•	developing and maintaining corporate governance principles;
•	recommending revisions to the code of business conduct and ethics;
•	making recommendations to the board regarding director orientation and continuing education; and
•	evaluating the Governance/Nominating Committee’s performance on an annual basis.

Our Governance/Nominating Committee identifies nominees for director by first assessing the performance, qualifications and skills of the current members of our board of directors willing to continue service. Current members of the board with skills and experience that are relevant to our business and who are willing to continue service are first considered for re-nomination, balancing the value of continuity of service by existing members of the board with that of obtaining a new perspective. In the case of a current member of the board of directors, prior to re- nomination an evaluation of the board member’s performance is conducted by the Governance/Nominating Committee using a written self- evaluation submitted by the current member and input from each other director obtained by the Lead Director. The Lead Director provides feedback to each current member being considered for re-nomination based on the input received from other directors.

If a vacancy should exist on our board, or if the size of the board is increased, the Committee will solicit suggestions for director candidates from all board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. Persons under consideration to serve on our board of directors must have the highest personal and professional ethics and integrity.

Annual Board Performance Evaluation

Each year the board of directors conducts an evaluation of the board’s performance that seeks feedback from directors on the functioning of the board, including the board’s committee structure and leadership, culture, process and resources. Typically, this evaluation is conducted using written questionnaires and the responses are reviewed with the Governance/Nominating Committee and at an executive session of the board conducted by the Lead Director. The board of directors has utilized, and annually considers the use of a third party to assist it in the annual performance evaluation.

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Procedures for the Recommendation of Directors by Stockholders

If a determination is made that an additional candidate is needed for our board, the Governance/Nominating Committee will consider candidates properly submitted by our stockholders. Stockholders can submit the names of qualified candidates for director by writing to the Corporate Secretary at Provident Financial Services, Inc., 100 Wood Avenue South, P.O. Box 1001, Iselin, New Jersey 08830-1001. The Corporate Secretary must receive a submission not less than 120 days prior to the date of Provident’s proxy materials for the preceding year’s Annual Meeting. A stockholder’s submission must be in writing and include the following information:

•	the name and address of the stockholder as they appear on our books, and the number of shares of our common stock that are beneficially owned by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);
•	the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the candidate’s ownership should be provided);
•	a statement of the candidate’s business and educational experience;
•	such other information regarding the candidate as would be required to be included in our proxy statement pursuant to SEC Regulation 14A;
•	a statement detailing any relationship between the candidate and Provident, Provident Bank and any subsidiaries of Provident Bank;
•	a statement detailing any relationship between the candidate and any customer, supplier or competitor of Provident and Provident Bank;
•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and
•	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

Stockholder submissions that are timely and that meet the criteria outlined above will be forwarded to the Chair of our Governance/Nominating Committee for further review and consideration. A nomination submitted by a stockholder for presentation at an Annual Meeting of our stockholders must comply with the procedural and informational requirements described later in this Proxy Statement under the heading “Advance Notice Of Business To Be Conducted at an Annual Meeting.”

Majority Voting Policy

Our board of directors believes that each director should have the confidence and support of our stockholders. To that end, the board has adopted a majority voting policy that applies in uncontested elections of directors at a stockholders’ meeting. The policy is not applicable in any contested director election. Under the majority voting policy, any incumbent director nominee in an uncontested election who receives a greater number of votes “WITHHELD” than votes cast “FOR” at a stockholders meeting shall promptly tender his or her proposed resignation following the certification of the stockholder vote.

The Governance/Nominating Committee will promptly consider the resignation and will recommend to the board whether to accept the resignation or take other action, including rejecting the resignation and addressing any apparent underlying causes of the failure of the director to obtain a majority of votes “FOR” his or her election. The board will act on the Governance/Nominating Committee’s recommendation no later than 90 days following the certification of the stockholder vote. The company will publicly disclose the board’s decision and process in a periodic or current report filed with or furnished to the SEC within 90 days following the certification of the stockholder vote. Any director who tenders his or her resignation will not participate in the Governance/Nominating Committee’s or full board’s deliberations, considerations or actions regarding whether or not to accept or reject the resignation or take any related action.

Stockholder and Interested Party Communications with the Board

Our stockholders and any other interested party may communicate with the board of directors, the non-management directors, the Lead Director or with any individual director by writing to the Chair of the Governance/Nominating Committee, c/o Provident Financial Services, Inc., 100 Wood Avenue South, P.O. Box 1001, Iselin, New Jersey 08830-1001. A communication from a stockholder should indicate that the author is a stockholder and, if shares of our common stock are not held of record, the letter should include appropriate evidence of stock ownership.

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Code of Business Conduct and Ethics

We have a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including the principal executive officer, principal financial officer, principal accounting officer, and all persons performing similar functions. Our Code of Business Conduct and Ethics is posted on the “Governance Documents” section of the “Investor Relations” page of Provident Bank’s website at www.provident.bank. Amendments to and waivers from our Code of Business Conduct and Ethics will also be disclosed on Provident Bank’s website.

Transactions With Certain Related Persons

Federal laws and regulations generally require that all loans or extensions of credit by Provident Bank to directors and executive officers must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. However, regulations also permit directors and executive officers to receive the same terms through benefit or compensation plans that are widely available to other employees, as long as the director or executive officer is not given preferential treatment compared to participating employees.

As of December 31, 2018, Provident Bank had aggregate loans and loan commitments totaling $57,739 to its executive officers, none of which originated in 2018. It is the policy of Provident Bank that no loan or extension of credit of any type shall be made to any member of the board of directors or to their immediate family, or to any entity which is controlled by a member of the board of directors or their immediate family.

Our Code of Business Conduct and Ethics requires directors and executive officers to promptly disclose any interest they may have in any proposed transaction involving Provident or Provident Bank, and any such director or executive officer shall abstain from any deliberation or voting on the transaction. Any such transaction requires the approval of a majority of the directors who have no interest in the proposed transaction. In addition, our directors and executive officers annually disclose any transactions, relationships or arrangements they or their related interests may have with Provident or Provident Bank. These disclosures, together with information obtained from each director’s annual statement of interest form, are used to monitor related party transactions and make independence determinations.

Anti-Hedging Policy

Our stock trading policy prohibits our directors, officers and employees from engaging in any transaction designed to hedge or offset the economic risk of owning shares of our common stock. Accordingly, any hedging, derivative or other similar transaction that is specifically designed to reduce or limit the extent to which declines in the trading price of our common stock would affect the value of the shares of common stock owned by a director, officer or employee is prohibited. In addition, the policy provides that our directors, officers and employees should avoid pledging their shares of our common stock as collateral for a margin account or loan.

Technology Committee

Our board of directors formed a Technology Committee in April, 2018. The current members of our Technology Committee are: Messrs. Pugliese (Chair) and Harding and Ms. Brooks. Each member of the Technology Committee is considered independent as defined in the New York Stock Exchange corporate governance listing standards.

The Technology Committee assists the board of directors in its oversight responsibility of our technology strategy, including trends and significant investments, and technology-related risks. The Technology Committee met three times in 2018. Our Technology Committee operates under a written charter approved by our board of directors, which is posted on the “Governance Documents” section of the “Investor Relations” page of Provident Bank’s website at www.provident.bank.

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Audit Committee Matters

Audit Committee

The current members of our Audit Committee are: Messrs. Fekete (Chair), Adamo, Dunigan, and Harding. Each member of the Audit Committee is considered independent as defined in the New York Stock Exchange corporate governance listing standards and under SEC Rule 10A-3.

The duties and responsibilities of the Audit Committee include, among other things:

•	sole authority for retaining, overseeing and evaluating a firm of independent registered public accountants to audit Provident’s annual financial statements;

•	in consultation with the independent registered public accounting firm and the internal auditor, reviewing the integrity of Provident’s financial reporting processes, both internal and external;

•	reviewing the financial statements and the audit report with management and the independent registered public accounting firm;

•	reviewing earnings and financial releases and quarterly and annual reports filed with the SEC; and

•	approving all engagements for services by the independent registered public accounting firm.

Our Audit Committee met ten times during 2018. The Audit Committee reports to our board of directors on its activities and findings. The board of directors believes that Messrs. Adamo and Fekete each qualify as an Audit Committee financial expert as that term is defined in the rules and regulations of the SEC.

Audit Committee Report

Pursuant to rules and regulations of the SEC, this Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Provident specifically incorporates this information by reference, and otherwise shall not be deemed “soliciting material” or to be “filed” with the SEC subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

Our Audit Committee operates under a written charter approved by our board of directors, which is posted on the “Governance Documents” section of the “Investor Relations” page of Provident Bank’s website at www.provident.bank.

Management has primary responsibility for the internal control and financial reporting process, and for making an assessment of the effectiveness of our internal control over financial reporting. Our independent registered public accounting firm is responsible for performing an independent audit of our company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue an opinion on those financial statements, and for providing an attestation report on the company’s internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes.

As part of its ongoing activities, our Audit Committee has:

•	reviewed and discussed with management, and our independent registered public accounting firm, the audited consolidated financial statements of Provident for the year ended December 31, 2018;

•	discussed with our independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301 Communications with Audit Committees, as amended, and as adopted by the Public Company Accounting Oversight Board; and

•	received and reviewed the written disclosures and the letter from our independent registered public accounting firm mandated by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with our independent registered public accounting firm its independence from Provident.

Based on the review and discussions referred to above, the Audit Committee recommended to our board of directors that the audited consolidated financial statements for the year ended December 31, 2018 and related notes be included in Provident’s Annual Report on Form 10-K for the year ended December 31, 2018 and filed with the SEC. In addition, the Audit Committee approved the re-appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2019, subject to the ratification of this appointment by our stockholders.

THE AUDIT COMMITTEE OF PROVIDENT FINANCIAL SERVICES, INC.

Frank L. Fekete (Chair)

Robert Adamo

James P. Dunigan

Matthew K. Harding

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Compensation Committee Matters

Compensation Committee

The current members of our Compensation Committee are: Messrs. Gallagher (Chair), Harding and Pugliese and Ms. Brooks. Each member of the Compensation Committee has been determined to be independent as defined in the New York Stock Exchange corporate governance listing standards. The Compensation Committee is responsible for reviewing the performance of, and the compensation payable to, our named executive officers, including the Chief Executive Officer; the compensation payable to our non-management directors; management development and succession planning; and reviewing and evaluating incentive compensation plans and risks associated with such plans. The Compensation Committee is also responsible for the engagement of the compensation consultant, Frederic W. Cook & Co., Inc. (“FW Cook”). The Compensation Committee’s oversight of our incentive compensation plans includes setting corporate performance measures and goals consistent with principles of safety and soundness, approving awards and administering long-term equity awards.

Director compensation is established by our board of directors upon the recommendation of the Compensation Committee and is discussed in this Proxy Statement under the heading “Director Compensation.”

The Compensation Committee’s charter is posted on the “Governance Documents” section of the “Investor Relations” page of Provident Bank’s website at www.provident.bank. The Compensation Committee met seven times during 2018.

Compensation Committee Interlocks and Insider Participation

Messrs. Gallagher, Harding, and Pugliese and Ms. Brooks served as members of the Compensation Committee during 2018. None of these directors has ever been an officer or employee of Provident and, none of them are executive officers of any other entity where one of our executive officers serves on the compensation committee or the board of directors, or which had any transactions or relationships with us in 2018 that would require specific disclosures in this Proxy Statement under SEC rules.

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Compensation Discussion and Analysis

Overview

The following discussion provides an overview and analysis of our Compensation Committee’s philosophy and objectives in designing Provident’s compensation programs, as well as the compensation determinations and rationale for those determinations relating to our Chief Executive Officer, Chief Financial Officer, and the next three most highly compensated executive officers whom we collectively refer to as our “named executive officers.” Our named executive officers for 2018 were:

Name	Title
CHRISTOPHER MARTIN	Chairman, President and Chief Executive Officer of Provident Financial Services, Inc. and Provident Bank

THOMAS M. LYONS	Senior Executive Vice President and Chief Financial Officer of Provident Financial Services, Inc. and Provident Bank

DONALD W. BLUM	Executive Vice President and Chief Lending Officer of Provident Bank

JOHN KUNTZ	Senior Executive Vice President, General Counsel and Corporate Secretary of Provident Financial Services, Inc. and Senior Executive Vice President and Chief Administrative Officer of Provident Bank

VALERIE O. MURRAY	Executive Vice President and Chief Wealth Management Officer of Provident Bank and President of Beacon Trust Company

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Executive Summary

Our executive compensation program is designed to align pay with performance in a manner consistent with safe and sound business practices and sustainable financial performance consistent with our stockholders interests. The key features of our executive compensation program are:

•	A pay for performance philosophy aligning executive compensation with business strategies and generating stockholder returns;

•	Executive salaries and total compensation evaluated based on peer group data using a regional group of publicly-traded banks of comparable size and business model;

•	Annual cash incentive compensation opportunities tied to key corporate performance goals established by the Compensation Committee;

•	Long-term incentive compensation opportunities tied to key corporate performance goals established by the Compensation Committee, subject to a relative total stockholder return modifier, over a multi-year period;

•	A significant portion (75%) of the value of equity grants to our named executive officers are performance-based;

•	No dividends are paid on stock awards subject to performance-vesting conditions unless and until the awards have vested;

•	Incentive compensation plans that provide for risk mitigation and accountability, authorizing our Compensation Committee to condition incentive compensation awards with clawback, deferral, and adjustment provisions, and settlement in stock subject to holding periods;

•	Executives are subject to share ownership guidelines;

•	Executives are prohibited from engaging in hedging transactions to offset the economic risk of owning our common stock;

•	Perquisites are limited and no tax gross-ups are provided;

•	No excise tax gross-ups are provided for in employment or change in control agreements;

•	Active oversight by the Compensation Committee consisting solely of independent directors; and

•	Assistance regularly provided to the Compensation Committee by an independent compensation consultant selected by the Compensation Committee.

Financial and Strategic Highlights

Our Compensation Committee believes that executive compensation should be linked to Provident’s overall financial performance and strategic success and the contribution of its executives to that performance.

Highlights of Provident’s 2018 financial and operating performance include:

•	Annual net income was $118.4 million, an increase of 26.0% from 2017. Earnings per diluted share for 2018 increased to $1.82, compared to $1.45 per diluted share for 2017;

•	Return on average assets and return on average equity increased to 1.22% and 8.93%, respectively, for 2018, compared to 0.99% and 7.28%, respectively, for 2017.

•	Net interest margin (net interest income divided by average interest earning assets) expanded 18 basis points to 3.39% for 2018, compared with 3.21% for the year ended December 31, 2017.

•	Average loans outstanding increased $236.9 million, or 3.4% to $7.21 billion for 2018. Loan originations totaled $3.16 billion for 2018.

•	Total average deposits increased $187.4 million, or 2.8% to $6.78 billion for 2018. Growth in average non-interest bearing demand deposits accounted for $97.3 million of the growth in average total deposits.

•	Asset quality improved with total non-performing assets decreasing to $27.3 million, or 0.28% of total assets at year-end 2018, from $41.8 million or 0.42% at year-end 2017.

Key Executive Compensation Actions

The Compensation Committee regularly reviews the components of our executive compensation program with advice from its independent compensation consultant and after giving due consideration to the most recent nonbinding stockholder advisory vote on executive compensation which resulted in a favorable vote of approximately 97% of the votes cast on the matter.

Highlights of key compensation actions taken in 2018 were:

•	2018 Base Salary: Mr. Martin’s base salary increased to $740,000 in 2018, representing a 2.8% increase. The other named executive officers received salary increases of 2.2%, 4.2%, 6.3% and 6.1% for Messrs. Lyons, Blum, Kuntz and Ms. Murray, respectively. Mr. Kuntz and Ms. Murray received larger base salary increases to account for larger competitive deficits to the median base salary of the peer group for comparable roles.

•	2018 Cash Incentives: Mr. Martin earned a cash incentive of 72.5% of base salary, or $536,698. This represented a cash incentive based on attainment of overall corporate results that were slightly below Target against established performance goals for 2018. Messrs. Kuntz and Lyons and Ms. Murray each earned a cash incentive of 47.7% of base salary, and Mr. Blum

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earned a cash incentive of 40% of base salary. The 2018 cash incentive payments to the named executive officers represent payouts of 95.43% of the Target opportunity.

•	2018 Long-Term Incentives: In 2018, Mr. Martin was granted 21,586 performance-vesting stock awards which vest at the end of a three-year period based upon the achievement of performance goals which include projections of a multi-year return on core average assets and return on average tangible equity. The return on average tangible equity performance is subject to a modifier based on relative total stockholder return using an indexed peer group. These performance-based awards represented 75% of the value of the long-term equity award component of his pay. Mr. Martin was also granted 43,124 stock options which vest over three years, or 25% of the value of his long-term equity award. The other named executive officers were granted 75% of the value of their long-term equity in performance-vesting stock awards that vest at the end of a three-year period based upon the same performance goals and modifier applicable to Mr. Martin’s awards, and 25% of the value of their long-term equity in time-vesting stock that vest over three years.

Compensation Consultants

Our Compensation Committee retained the services of FW Cook to assist with compensation planning and analysis. FW Cook was retained by and reported directly to the Compensation Committee and did not perform any other services for Provident, Provident Bank or their affiliates or their management. The Compensation Committee periodically meets with its compensation consultant in executive session without management.

The Compensation Committee considered the independence of FW Cook in light of SEC rules and New York Stock Exchange corporate governance listing standards, and received a report from FW Cook addressing the independence of the firm and its consultants, which included the following factors: (1) that no other services were provided to Provident; (2) fees paid by Provident as a percentage of the firm’s total revenue; (3) policies or procedures maintained by the firm that are designed to prevent a conflict of interest; (4) that there were no business or personal relationships between the firm and its consultants and any member of the Compensation Committee; (5) any company stock owned by the firm and its consultants; and (6) that there were no business or personal relationships between Provident’s executive officers and the firm and its consultants. The Compensation Committee discussed these considerations and concluded that the work performed by FW Cook and its consultants involved in the engagement did not raise any conflict of interest and concluded that they were independent Compensation Committee consultants.

Executive Compensation Philosophy

Our Compensation Committee believes that our executive compensation program is consistent with promoting sound risk management and long-term value creation for our stockholders. The program is intended to align the interests of our executive officers and employees with stockholders by rewarding performance against established corporate financial goals, strong executive leadership and superior individual performance. By offering annual cash incentives, long-term equity compensation and competitive benefits, we strive to attract, motivate and retain a highly qualified and talented team of executives who will help maximize long-term financial performance and earnings growth.

The total compensation paid to each named executive officer is based on the executive’s level of job responsibility, corporate financial and market performance measured against annual and three-year goals, an assessment of the executive’s individual performance and the competitive market. For the named executive officers and other members of executive management, annual and long-term incentive compensation is linked more directly to corporate financial performance, because these executives are in leadership roles that influence corporate financial results.

Benchmarking and Peer Groups

The Compensation Committee is responsible for the design, implementation and administration of the compensation program for our executive officers. FW Cook was engaged in 2017 to review our executive compensation program for 2018, which included a review and recommendation of an appropriate peer group for assessing competitive compensation practices, and for making performance comparisons. The Compensation Committee used the following two peer groups when making its 2018 executive compensation determinations:

•	The SNL Small Cap U.S. Bank & Thrift Index (“SNL Index”) was used to compare long-term performance achievement. The SNL Index includes over 90 banks that the Compensation Committee believes serves as an appropriate measure of Provident’s relative long-term performance.

•	A regional peer group of 18 publicly traded thrift and banking institutions in the Northeast was used to compare base salary and total compensation. The regional peer group is used for setting compensation levels because these banks are broadly reflective of the environment in which Provident competes for executive talent, and they provide a good indicator of the current competitive range of compensation. Provident’s asset size ($9.73 billion) is higher than, but within a reasonable range of the regional peer median ($8.03 billion). Additional consideration was given to business model and performance.

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The individual peer banks remained substantially the same as those used in prior years, except that in 2018 F.N.B. Corp. and Signature Bank were removed from the peer group because their asset size significantly exceeded that of the peer group, and Lakeland Bancorp, OceanFirst Financial and Sterling Bancorp were added to the peer group as those companies are more comparable to Provident in asset size, competitive market and business mix. The current members of the peer group are as follows:

Beneficial Mutual Bancorp, Inc.	Flushing Financial Corporation	Northwest Bancshares, Inc.
Berkshire Hills Bancorp, Inc.	Fulton Financial Corporation	OceanFirst Financial Corp.
Brookline Bancorp Inc.	Independent Bank Corp.	S&T Bancorp, Inc.
Community Bank System, Inc.	Investors Bancorp, Inc.	Sterling Bancorp
Dime Community Bancshares, Inc.	Lakeland Bancorp	Valley National Bancorp
First Commonwealth Financial Corporation	NBT Bancorp Inc.	WSFS Financial Corporation

The Compensation Committee evaluates the peer groups annually for suitability and may modify peer groups from time to time based on mergers and acquisitions within the industry or other relevant factors. While our executive compensation program targets each named executive officer’s base salary, annual cash incentives and long-term equity compensation at median levels, actual compensation paid to a named executive officer may vary based on other factors, such as the individual’s performance, experience and competitive market conditions.

Role of Management

Although the Compensation Committee is ultimately responsible for designing our executive compensation program, input from our Chief Executive Officer is critical in ensuring that the Compensation Committee has the appropriate information needed to make informed decisions. The Chief Executive Officer participates in compensation-related actions associated with the other named executive officers purely in an informational and advisory capacity. He presents the other named executive officers’ performance summaries and recommendations relating to their compensation to the Compensation Committee for its review and approval. The Chief Executive Officer neither recommends nor participates in Compensation Committee deliberations regarding his own compensation.

Elements of 2018 Executive Compensation

We pay our named executive officers in accordance with a pay for performance philosophy by providing competitive compensation for demonstrated performance. The Compensation Committee employs a total compensation approach in establishing executive compensation opportunities, consisting of base salary, annual cash incentive compensation, long-term equity awards (which may include performance- and/or time-vesting restricted stock and/or stock options), a competitive benefits package and limited perquisites.

Compensation Element	Description or Purpose	Link to Performance	Fixed/Performance- Based	Short-Long- Term
Base Salary	Attract and retain executives	Based on individual performance, experience, and scope of responsibility	Fixed	Short-Term
Annual Cash Incentive	Drive performance achievement and create stockholder value	Links executive compensation to factors that are important for the company’s success	Performance-Based	Short-Term
Long-Term Incentive Awards	Align executives with stockholder interests and serve as a retention tool through multi-year vesting	75% of the value of equity awards are based on pre-established company performance objectives	Performance-Based	Long-Term
Benefits	Supplemental Defined Benefit Plan	Non-Qualified excess plan to maintain qualified plan benefits limited by IRS rules	Fixed	Long-Term
Other Compensation	Retirement plans and health and welfare benefits on the same basis as other employees. Limited perquisites	Benefit plans maintain competitive total compensation	Fixed	Short-and Long-Term

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As illustrated below in 2018, 64% of the target compensation (base salary, cash incentives and long-term equity) for Mr. Martin, and 52% of the target compensation to our other named executive officers, was performance-based and not guaranteed.

Base Salary

A competitive base salary is necessary to attract and retain talented executives. Each year, our Compensation Committee evaluates each named executive officer’s base salary level. In general, competitive base salary information and peer market data are furnished to the Compensation Committee by the independent compensation consultant, and each named executive officer’s base salary level is compared to the peer market data at the median. In setting base salary levels the Compensation Committee also assesses each individual named executive officer’s performance, leadership, operational effectiveness and experience in the industry, as well as competitive market conditions.

In establishing base salaries for 2018, the Compensation Committee considered our company’s financial performance as well as the peer group and market compensation analysis performed in 2017 by FW Cook. Based on that information, the Compensation Committee determined that the base salary increases for Mr. Martin and the other named executive officers reflected below were appropriate because of strong financial performance in 2017, our relative positioning to peers and broad merit increase budgets. Mr. Kuntz and Ms. Murray received larger base salary increases to account for larger competitive deficits to the median base salary of the peer group for comparable roles.

Name	2018 Salary ($)	2017 Salary ($)	% Change
Christopher Martin	740,000	720,000	2.8%
Thomas M. Lyons	470,000	460,000	2.2%
Donald W. Blum	375,000	360,000	4.2%
John Kuntz	425,000	400,000	6.3%
Valerie O. Murray	350,000	330,000	6.1%

Annual Cash Incentive Payment/Executive Annual Incentive Plan for 2018

Annual cash incentive opportunities are provided to our named executive officers in order to align the attainment of annual corporate financial performance objectives with executive compensation. At the beginning of each year, the Compensation Committee assigns corporate financial goals and a range of annual cash incentive award opportunities to each named executive officer. The award opportunities are linked to a specific target and range of performance results for multiple corporate financial performance measures and are calculated as a percentage of the named executive officer’s base salary.

Our Compensation Committee established the performance goals for 2018 under the Executive Annual Incentive Plan, which provided the opportunity for a cash incentive payment based upon the achievement of corporate goals. The targeted levels of incentive opportunity for 2018 were as follows:

	Annual Cash Incentive as a % of Base Salary
Participant	Threshold	Target	Maximum
Chief Executive Officer	40%	80%	120%
Other Named Executive Officers	25%	50%	75%

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For Mr. Martin and the other named executive officers, the Compensation Committee established the following 2018 goals (collectively, the “Corporate Goals”) and relative weightings for the Executive Annual Incentive Cash Plan:

Corporate Goals	Weight	Threshold 90%	Target(1) 100%	Maximum 105%	Achievement
Earnings Per Share	40%	$1.65	$1.84	$1.93	$1.82
Net Income (in millions)	40%	$107.4	$119.4	$125.3	$118.4
Expense Ratio(2)	20%	2.11%	1.96%	1.93%	1.97%

(1)	Performance is interpolated between the Threshold and Maximum opportunity levels.
(2)	Represents the ratio of non-interest expense divided by average annual assets.

Under the Executive Annual Incentive Plan, cash incentive payments based on Provident’s actual 2018 financial performance would be made if financial performance met or exceeded 90% of any one of the Corporate Goals (“Threshold”). The payout curve under the annual incentive plan provides a 50% of Target payout for each metric at Threshold performance achievement and 150% of Target for each metric at Maximum performance achievement.

The overall actual achievement of Corporate Goals for 2018 was above Threshold and slightly below Target for all three performance goals which are measured on a GAAP basis (Earnings Per Share, Net Income, and Expense Ratio). The Executive Annual Incentive Plan authorizes the Compensation Committee to adjust performance goals for extraordinary, unusual and/or non-recurring items. There were no adjustments to the performance goals made by the Compensation Committee in 2018. Based upon the foregoing, and giving effect to the relative weightings of the performance goals, the Compensation Committee authorized payouts below the Target level under the Executive Annual Incentive Plan to the named executive officers as noted in the following table.

Name	Cash Incentive ($)	% of Salary	% of Target
Christopher Martin	536,698	72.5%	95.43%
Thomas M. Lyons	224,261	47.7%	95.43%
Donald W. Blum	150,302	40.0%	95.43%
John Kuntz	202,789	47.7%	95.43%
Valerie O. Murray	167,003	47.7%	95.43%

Long-Term Equity Incentives

Our Long-Term Equity Incentive Plan provides the opportunity to grant various forms of equity incentives on a performance-vesting and time-vesting basis. The Compensation Committee believes that stock ownership by our officers and employees provides a significant incentive in building long-term stockholder value by further aligning the interests of officers and employees with stockholders. This component of compensation increases in importance as Provident’s common stock appreciates in value and serves as a retention tool for executives. The inclusion of performance-vesting awards also encourages a long-term strategic focus.

It is the policy of the Compensation Committee to make equity grants when the window for trading by directors and officers in Provident common stock is open under Provident’s stock trading policy. Throughout the year, equity awards may be granted to new hires and promoted employees, or to existing employees to recognize superior performance with a grant date effective as of the date of the next regularly scheduled Compensation Committee meeting that falls when the window for trading is open under our stock trading policy.

The Compensation Committee established the equity component of total compensation as a percentage of base salary for Mr. Martin and other named executive officers, based upon competitive total compensation data previously provided by the independent compensation consultant. To maintain competitive total compensation and to further align executive pay with long-term financial performance, the Compensation Committee generally follows the guidelines below with respect to annual performance-vesting and time-vesting equity grants:

Participant	2018 Opportunity Long-Term Equity Target Award as a % of Base Salary
Chief Executive Officer	100%
Other Named Executive Officers	60%

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The composition of the 2018 long-term equity awards was as follows:

	Performance-Vesting	Time-Vesting
Participant	Restricted Stock	Stock Options	Restricted Stock
Chief Executive Officer	75%	25%	—
Other Named Executive Officers	75%	—	25%

The Compensation Committee determined that for equity grants made in 2018 to all named executive officers including Mr. Martin, 75% of the value of the grants would be subject to performance-vesting, and 25% of the value would be time-vesting over three years. The time-vesting component of Mr. Martin’s equity grant was in the form of stock options which the Compensation Committee viewed as performance-based because value is only realized if there is stock price appreciation over the term of the options.

Performance-vesting grants are measured at the end of a three-year period based upon performance goals established by the Compensation Committee at the time of the equity grant. Currently the performance goals include projections of a multi-year core return on average assets and return on average tangible equity. The core return on average assets measure may exclude unanticipated and non-recurring items of revenue or expense as determined by the Compensation Committee.

The return on average tangible equity portion of the award is subject to a relative total shareholder return (“TSR”) modifier measured against the SNL Small Cap US Banks & Thrifts Index Peer Group. The modifier provides for (i) a downward 20% adjustment of payout if our TSR is below the 25th percentile and (ii) an upward 20% adjustment of payout if our TSR is at or above the 75th percentile. Between the 25th percentile and the 75th percentile, the modifier has no impact on payout.

This performance framework is designed to encourage conduct that drives long-term strategic decisions suited to maximizing stockholder value, while maintaining a meaningful impact on total compensation from our three-year relative total shareholder return and maintaining an appropriate level of at-risk compensation for retention purposes.

2018-2020 Performance Goals(1)		Threshold	Target	Maximum
Core Return on Average Assets (ROAA)	60% Weight
Multi-Year Average Core ROAA		111 bps.	122 bps.	127 bps.
Return on Average Tangible Equity (ROATE)(2)	40% Weight
Multi-Year ROATE		11.78%	13.09%	13.75%

(1)	Performance is interpolated between the Threshold and Maximum opportunity levels.
(2)	ROATE is subject to a Relative Total Shareholder Return (TSR) Modifier. The Modifier provides for (i) a downward 20% adjustment of payout if TSR against the peer group is below the 25th percentile and (ii) an upward 120% adjustment of payout if TSR is at or above the 75th percentile. Between the 25th and 75th percentile, the modifier has no impact on payout.

The Compensation Committee has determined that the performance goals for long-term equity awards are appropriately set such that participants will attain: (i) the Threshold level of performance if minimum expected levels of performance are achieved, which the Committee believed were reasonably likely to be attained; (ii) the Target level of performance if projected business plan expectations are achieved, which the Committee believed had approximately an even likelihood of either being attained or not being attained; and (iii) the Maximum level of performance, which sets a cap on how much incentive compensation will be paid in the event the Target level is meaningfully exceeded, which the Compensation Committee believes is difficult to achieve.

	2018 Performance-Vesting Calibration Long-Term Equity Award as a % of Target
Participant	Threshold	Target	Maximum
Chief Executive Officer	50%	100%	150%
Other Named Executive Officers	50%	100%	150%

No dividends are paid with respect to any stock award subject to performance-vesting conditions unless and until the performance conditions are met and vesting occurs, and only on that portion of the stock award that actually vests.

Benefits

We offer the named executive officers benefits that are generally available to all employees, including medical and dental, disability insurance, group life insurance coverage, an Employee Stock Ownership Plan (“ESOP”) and a 401(k) Plan with discretionary employer matching contributions. Certain of the named executive officers have accrued benefits under a noncontributory defined benefit pension plan that was frozen as of April 1, 2003 following the adoption of the ESOP. In addition to pension benefits,

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medical and life insurance benefits are made available to certain employees when they retire. Although these post-retirement benefits have been eliminated, certain employees with ten or more years of service at the time the benefits were eliminated, including Mr. Martin, still qualify for these post-retirement benefits upon retirement. The named executive officers are also eligible for nonqualified benefits under the Non-Qualified Supplemental Defined Contribution Plan designed to make up for the IRS limits on contributions to the tax-qualified 401(k) Plan and ESOP.

Perquisites

The Compensation Committee believes that perquisites should be provided on a limited basis. The following perquisites are currently provided: a club membership for Mr. Martin and the use of a company-owned automobile for Messrs. Martin and Blum. Messrs. Lyons and Kuntz and Ms. Murray are paid a monthly car allowance. All of the named executive officers are eligible for an annual medical examination at Provident’s expense. These limited perquisites are provided to maintain a competitive compensation package.

Elements of Post-Termination Benefits

Employment Agreement

Mr. Martin has an employment agreement with a twelve month term that renews on August 31 of each year for an additional twelve months. The employment agreement provides that if Mr. Martin’s employment is terminated for reasons other than for cause, Mr. Martin would be entitled to:

•	earned but unpaid base salary through the termination date;

•	an annual bonus to which he may be entitled under any cash-based annual bonus or performance compensation plan then in effect;

•	benefits due to him as a former employee other than pursuant to the agreement;

•	severance pay or liquidated damages equal to his base salary and bonuses due for twelve months following termination, and for these purposes “bonuses due” shall be determined as the greater of: (i) the average annual cash bonus paid to him with respect to the three completed fiscal years prior to the termination; or (ii) the cash bonus paid to him for the last fiscal year prior to the date of termination; and

•	the continuation of life, medical, dental and disability insurance coverage for twelve months following termination.

Mr. Martin may resign from employment for good reason and receive these termination benefits in the event of certain adverse changes in his employment conditions. Under the employment agreement, the termination benefits are subject to Mr. Martin’s compliance with non-solicit and non-compete provisions for a period of six months following his termination. The employment agreement does not provide for benefits for a termination following Mr. Martin’s death, retirement or disability or following a change in control. Benefits relating to a termination following a change in control are provided for in a separate change in control agreement between Provident and Mr. Martin described in the following section “Change in Control Agreements”.

Change in Control Agreements

Change in control agreements are reserved for a limited number of executives. Benefits are payable under the change in control agreements after the executive’s qualifying termination event as described below following a change in control of Provident. We have entered into a three-year change in control agreement with Messrs. Martin, Blum, Kuntz, and Lyons and a two-year change in control agreement with Ms. Murray. Each of the agreements renews on the anniversary date of its respective effective date so that the remaining term is three years (or two years in the case of Ms. Murray) unless otherwise terminated.

Under the agreements:

Following a change in control and during the term of the agreement, the executive is entitled to a severance payment if:

•	the executive’s employment is terminated, other than for cause, disability, or retirement; or the executive terminates employment for good reason.

Good reason is generally defined to include:

•	the assignment of duties materially inconsistent with the executive’s positions, duties or responsibilities as in effect prior to the change in control;

•	a reduction in his or her base salary or fringe benefits;

•	a relocation of his or her principal place of employment by more than 25 miles from its location immediately prior to the change in control; or

•	a failure by Provident to obtain an assumption of the agreement by its successor.

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The change in control severance payment is equal to three times (and in the case of Ms. Murray two times) the highest level of aggregate annualized base salary and other cash compensation paid to the executive during the calendar year termination occurs, or during either of the immediately preceding two calendar years, whichever is greater. In addition, the executive is generally entitled to receive life, health, dental and disability coverage for the remaining term of the agreement. The gross benefits under the change in control agreements for the named executive officers, other than Mr. Martin, are reduced to avoid an excess parachute payment under Section 280G of the Internal Revenue Code if doing so results in a greater after-tax benefit to the executive.

The Compensation Committee considers these severance and change in control benefits to be an important part of the executive compensation program and consistent with market practice. The Compensation Committee believes that providing appropriate severance benefits helps attract and retain highly-qualified executives by mitigating the risks associated with leaving a previous employer and accepting a new position with Provident, and by providing income continuity following an unexpected termination.

Executive Stock Ownership Guidelines

Our Compensation Committee recommended, and our board of directors adopted, stock ownership levels for senior executives expressed as an amount of Provident common stock having a value equal to a multiple of base salary as follows:

Tier I	Chief Executive Officer	6 times base salary
Tier II	Other Named Executive Officers	1.5 times base salary

Each of the named executive officers currently exceeds these guidelines. An executive’s vested restricted stock awards, unvested time-vesting restricted stock awards, and shares of Provident common stock held in the ESOP and 401(k) Plan count toward compliance with the ownership guidelines.

Prohibition on Hedging

Our stock trading policy prohibits the named executive officers and others from engaging in any transaction designed to hedge or offset the economic risk of owning shares of our common stock. In addition, the policy provides that they should avoid pledging their shares of our common stock as collateral for a margin account or loan.

Clawback Policy

Our cash and equity incentive awards are subject to clawback provisions contained in our Omnibus Incentive Compensation Plan Document. The clawback provisions provide that if the Company is required to prepare an accounting restatement due to the material noncompliance with any financial reporting requirements under the federal securities laws, whether or not as a result of misconduct, any executive officer who received incentive-based compensation based on erroneous data during the three-year period preceding the date of the accounting restatement, is required to reimburse the Company for compensation paid in excess of what would have been paid based on the data reported in the accounting restatement.

The cash and equity incentive awards granted to an employee are also subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events. Such events include termination of employment for cause, violation of material Company policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply, or other conduct that is detrimental to the business or reputation of the Company.

Risk Assessment

The Compensation Committee believes that any risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on Provident. In addition, the Compensation Committee believes that the mix and design of the elements of our executive compensation program do not encourage management to assume excessive risks. The Omnibus Incentive Compensation Plan Document serves as a core governance document for our cash and equity incentive

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compensation plans, establishing lines of authority, a foundation for relevant internal controls and procedures, and risk mitigation and accountability features, including clawbacks and deferrals.

The Compensation Committee assesses risks posed by the compensation plans maintained for the benefit of, and incentive compensation paid to, officers and employees. This comprehensive risk assessment is performed by our Chief Risk Officer, General Auditor and Chief Compliance Officer and is presented to and reviewed by the Compensation Committee. The risk assessment includes an evaluation of:

•	the design of incentive plans to ensure they satisfy bank regulatory requirements and do not encourage excessive or imprudent risk taking;

•	the internal controls over determining incentive payments and a review of the accuracy of the incentive payments and any related accruals; and

•	the board of directors’ oversight of the incentive compensation program to determine if it provides effective governance over the program and satisfies regulatory expectations.

The risk assessment conducted in 2018 concluded that our incentive compensation plans provide incentives that appropriately balance risk and reward, are compatible with effective controls and risk management, and are supportive of strong governance, including active oversight by the board of directors.

Tax Deductibility of Executive Compensation

Under 162(m) of the Internal Revenue Code, as amended by the Tax Cut and Jobs Act (“Tax Act”) on December 22, 2017, publicly-held corporations are subject to limits on the deductibility of executive compensation. Deductible compensation is limited to $1 million per year for each covered employee, defined as the publicly-held corporation’s principal executive officer, principal financial officer and three additional highest compensated officers during any taxable year of the corporation beginning after December 31, 2016. The Tax Act provides “grandfathered” treatment for certain compensation in excess of the $1 million deductibility limitation, including compensation that is “qualified performance-based compensation” within the meaning of Section 162(m) prior to the Tax Act, if payable pursuant to a written binding contract in effect as of November 2, 2017 that is not modified in any material respect thereafter.

Our stock option grants and other performance-vesting equity grants awarded prior to November 2, 2017 are expected to continue to qualify as qualified performance-based compensation that is exempt from the deductibility limitation under Section 162(m). A number of requirements must be met for particular compensation to qualify for tax deductibility, so there can be no assurance that the incentive compensation awarded will be fully deductible in all circumstances.

The Compensation Committee has historically attempted to structure its compensation arrangements to achieve deductibility under Section 162(m) of the Internal Revenue Code, unless the benefit of such deductibility is considered by the Compensation Committee to be outweighed by the need for flexibility or the attainment of other objectives. As was the case prior to the enactment of the Tax Act, the Compensation Committee will continue to monitor issues concerning the deductibility of executive compensation. Since compensation objectives may not always be consistent with the requirements for tax deductibility, the Compensation Committee is prepared, when it deems appropriate, to enter into compensation arrangements under which payments will not be deductible under Section 162(m) of the Internal Revenue Code. Thus, deductibility will be one of many factors considered by the Compensation Committee in ascertaining appropriate levels or modes of compensation.

Compensation Committee Report

Pursuant to rules and regulations of the SEC, this Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Provident specifically incorporates this information by reference, and otherwise shall not be deemed “soliciting material” or to be “filed” with the SEC subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE OF PROVIDENT FINANCIAL SERVICES, INC.

Terence Gallagher, Chair

Laura L. Brooks

Matthew K. Harding

John Pugliese

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Executive Compensation

The following table shows compensation paid or awarded with respect to our named executive officers during the years indicated. The Compensation Discussion and Analysis contains information concerning how the Compensation Committee viewed its 2018 compensation decisions for the named executive officers.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
Christopher Martin	2018	739,231	555,000	185,000	536,698	—	178,823	2,194,752
Chairman, President and Chief Executive Officer	2017	718,846	540,000	180,000	794,074	75,240	110,314	2,418,474
	2016	689,135	517,500	172,500	725,991	34,801	138,774	2,278,701
Thomas M. Lyons	2018	469,615	282,000	—	224,261	—	122,034	1,097,910
Senior Executive Vice President and Chief Financial Officer	2017	447,500	644,100	—	317,078	11,339	97,108	1,517,125
	2016	389,585	234,000	—	256,464	4,583	89,087	973,719
Donald W. Blum	2018	374,423	225,000	—	150,302	—	103,892	853,617
Executive Vice President and Chief Lending Officer	2017	359,424	216,000	—	248,148	6,204	80,313	910,089
	2016	344,654	207,000	—	226,872	2,870	87,997	869,393
John Kuntz	2018	424,039	255,000	—	202,789	—	88,524	970,352
Senior Executive Vice President, Chief Administrative Officer and General Counsel	2017	398,654	240,000	—	275,720	6,310	64,587	985,271

	2016	364,491	219,000	—	240,030	2,993	71,344	897,858
Valerie O. Murray	2018	349,231	210,000	—	167,003	—	49,132	775,366
Executive Vice President, Chief Wealth Officer and President of Beacon Trust Company	2017	304,674	180,000	—	227,469	—	38,604	750,747
	2016	223,316	56,002	—	63,901	—	28,317	371,536

(1)	The amounts shown represent base salary earned during each fiscal year covered.
(2)	The amounts shown reflect the aggregate grant date fair value of time-vesting and performance-vesting awards computed in accordance with FASB ASC Topic 718. The grant date fair values of the performance-vesting portion of the awards are computed at Target performance achievement. The grant date fair values of the performance-vesting portion of the awards at Maximum performance achievement would be: $893,995; $340,700; $271,813; $308,086; and $253,677 for 2018 for Messrs. Martin, Lyons, Blum, Kuntz and Ms. Murray, respectively; $873,492; $313,010; $262,048; $291,146; and $218,381 for 2017 for Messrs. Martin, Lyons, Blum, Kuntz and Ms. Murray, respectively; $758,556; $257,247; $227,570; $240,753; and $49,253 for 2016 for Messrs. Martin, Lyons, Blum, Kuntz, and Ms. Murray, respectively. The 2017 amount shown for Mr. Lyons includes an additional grant of 15,000 time-vesting awards made on May 1, 2017.
(3)	The amounts shown reflect the grant date fair value of time-vesting stock options computed in accordance with FASB ASC Topic 718. No performance-vesting stock options were granted in the years presented.
(4)	The amounts shown reflect the payment made under the Executive Annual Incentive Plan.
(5)	The amounts in this column reflect the actuarial increase in the present value at each year end compared to the prior year end of the named executive officer’s benefits under all defined benefit pension plans. For 2018, there was a negative change in the present value of the benefits under the defined benefit plan and no amount is disclosed in the Summary Compensation Table. Ms. Murray is not a participant in the defined benefit pension plan, which was frozen prior to her employment with the Company. No named executive officer received preferential or above-market earnings on deferred compensation.
(6)	The amounts in this column represent all other compensation not properly reported in other columns of the Summary Compensation Table including perquisites (non-cash benefits and perquisites such as the use of employer-owned automobiles, car allowances, membership dues and other personal benefits), the value of cash dividend payments on unvested restricted stock awards subject to time-vesting, accumulated dividends paid on performance-vesting awards that actually vested, employee benefits (employer cost of medical, dental, vision, life and disability insurance), and employer contributions to defined contribution plans (Provident Bank 401(k) Plan, ESOP and the Non-Qualified Supplemental Defined Contribution Plan). Amounts are reported separately under the following “All Other Compensation” and “Perquisites” tables.

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All Other Compensation

Name	Year	Perquisites and Other Personal Benefits ($)	Dividends on Stock Awards ($)	Company Contribution on Employee Medical and Insurance Benefits ($)	Company Contributions to Retirement, 401(k) and Non-Qualified Plans ($)	Total ($)
Christopher Martin	2018	12,481	72,752	17,003	76,587	178,823
	2017	12,009	570	16,993	80,742	110,314
	2016	13,274	24,432	15,908	85,160	138,774
Thomas M. Lyons	2018	6,000	41,595	22,265	52,174	122,034
	2017	6,000	16,206	21,802	53,100	97,108
	2016	6,000	10,991	21,002	51,094	89,087
Donald W. Blum	2018	7,884	25,736	21,042	49,230	103,892
	2017	6,727	4,432	20,696	48,458	80,313
	2016	7,058	9,769	19,921	51,249	87,997
John Kuntz	2018	6,000	27,107	2,368	53,049	88,524
	2017	6,000	4,757	1,649	52,181	64,587
	2016	6,750	9,922	1,548	53,124	71,344
Valerie O. Murray	2018	6,000	7,264	2,056	33,812	49,132
	2017	5,000	2,671	1,984	28,949	38,604
	2016	250	3,735	1,638	22,694	28,317

Perquisites

Name	Year	Personal Use of Company Car/Car Allowance ($)(7)	Club Dues ($)	Total Perquisites and Other Personal Benefits ($)(8)
Christopher Martin	2018	6,237	6,244	12,481
	2017	5,937	6,072	12,009
	2016	5,134	7,440	13,274
Thomas M. Lyons	2018	6,000	—	6,000
	2017	6,000	—	6,000
	2016	6,000	—	6,000
Donald W. Blum	2018	7,884	—	7,884
	2017	6,727	—	6,727
	2016	6,308	—	7,058
John Kuntz	2018	6,000	—	6,000
	2017	6,000	—	6,000
	2016	6,000	—	6,750
Valerie O. Murray	2018	6,000		6,000
	2017	5,000	—	5,000
	2016	—	—	250

(7)	For Messrs. Martin, Blum, the amount shown is the value attributable to personal use of a company-provided automobile calculated in accordance with Internal Revenue Service guidelines. For the other named executive officers, the amount shown is a monthly car allowance.
(8)	The amounts shown include the cost of annual medical examinations of $700 for Mr. Martin in 2016; a fifteen-year service award of $750 each made to Messrs. Kuntz and Blum, and a five-year service award of $250 made to Ms. Murray in 2016.

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Plan-Based Awards

The following table shows certain information as to grants of plan-based awards during 2018 made to the named executive officers. The awards granted on January 25, 2018 represent the cash incentive payments that could be earned based on performance under the Executive Annual Incentive Plan for 2018. The awards granted on March 5, 2018 are long-term equity incentive awards which are primarily performance-vesting awards. The Compensation Discussion and Analysis contains information about cash- and equity-based incentive awards made to our named executive officers.

GRANTS OF PLAN-BASED AWARDS TABLE FOR THE YEAR ENDED DECEMBER 31, 2018

								All Other	All Other		Grant
								Stock	Option		Date Fair
								Awards:	Awards:	Exercise	Value of
		Estimated Possible Payouts			Estimated Possible Payouts			Number	Number of	or Base	Stock
		Under Non-Equity Incentive			Under Equity Incentive Plan			of Shares	Securities	Price of	and
		Plan Awards(1)			Awards(2)			of Stock	Underlying	Option	Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options	Awards	Awards
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)(3)	(#)(4)	($/Sh)	($)(5)
Christopher Martin	1/25/2018	59,200	592,000	888,000
	3/5/2018				9,936	21,586	34,949				555,000
	3/5/2018								43,124	25.58	185,000
Thomas M. Lyons	1/25/2018	23,500	235,000	352,500
	3/5/2018				3,787	8,226	13,319				211,500
	3/5/2018							2,756		25.58	70,500
Donald W. Blum	1/25/2018	18,750	187,500	281,250
	3/5/2018				3,021	6,563	10,626				168,750
	3/5/2018							2,199		25.58	56,250
John Kuntz	1/25/2018	21,250	212,500	318,750
	3/5/2018				3,424	7,439	12,044				191,250
	3/5/2018							2,492		25.58	63,750
Valerie O. Murray	1/25/2018	17,500	175,000	262,500
	3/5/2018				2,819	6,125	9,917				157,500
	3/5/2018							2,052		25.58	52,500

(1)	The amounts shown at Target assume achievement of 100% of individual goals and objectives. The range of estimated possible payouts reflects the full potential of the annual incentive payment if only one performance goal is achieved at Threshold level and if all performance goals are achieved at Maximum level.
(2)	Represents the number of restricted stock awards that may vest if performance goals are achieved over the three-year period 2018-2020 at the stated levels. The Threshold and Maximum levels include the impact of a Total Shareholder Return Modifier applied to the return on tangible equity component of the performance goals.
(3)	Represents the number of three-year time-vesting restricted stock awards granted.
(4)	Represents the number of three-year time-vesting stock options granted.
(5)	Represents the grant date fair value of the awards determined in accordance with FASB ASC Topic 718. Note 11 to our audited financial statements for the year ended December 31, 2018 contained in our Annual Report on Form 10-K includes the assumptions used to calculate these amounts.

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Outstanding Equity Awards at Year-End

The following table shows certain information about outstanding equity awards as of December 31, 2018 for our named executive officers.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2018

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date(1)	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Christopher Martin	29,428	—		14.50	2/24/2021	—	—	69,126	1,668,010
	20,000	—		14.88	2/3/2022
	26,755	—		15.23	2/19/2023
	28,000	7,000		16.38	2/19/2024
	65,972	—		18.34	2/19/2025
	50,885	25,442		18.70	2/24/2026
	14,623	—		14.50	2/24/2021
	22,542	—		14.88	2/3/2022
	25,126	—		15.23	2/19/2023
	14,286	28,571		26.31	3/7/2027
	45,762	—		16.38	2/19/2024
	—	43,124		25.58	3/5/2028
Thomas M. Lyons	—	—		—	—	20,434	493,072	24,742	597,024
Donald W. Blum	—	—		—	—	4,489	108,320	20,825	502,507
John Kuntz	—	—		—	—	4,989	120,385	22,854	551,467
Valerie O. Murray	—	—		—	—	3,591	86,651	13,005	313,811

(1)	Stock options generally expire 10 years after the grant date.
(2)	Amounts shown represent the number of time-vesting stock awards that were not vested at December 31, 2018.
(3)	Amounts shown are based on the fair market value of Provident common stock on December 31, 2018 of $24.13.
(4)	Amounts shown represent the number of stock awards that may vest if performance goals are achieved over the three-year periods 2016-2018, 2017-2019 and 2018-2020 at Target level.

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Option Exercises and Stock Vested

The following table shows certain information about restricted stock awards that vested and stock options that were exercised in 2018.

	Stock Awards		Stock Options
	Number of Shares	Value Realized on		Value Realized
	Acquired on Vesting	Vesting	Number of Shares	on Exercise
Name	(#)	($)(1)	Exercised(#)	($)(2)
Christopher Martin	31,224	817,444	33,815	366,965
Thomas M. Lyons	13,539	353,943	2,560	39,173
Donald W. Blum	11,958	312,611	10,507	151,826
John Kuntz	12,551	328,112	6,924	101,354
Valerie O. Murray	3,256	85,053	—	—

(1)	The value realized on vesting represents the market value on the day the stock vested.
(2)	The value realized on a stock option exercise is the difference between the fair market value on the exercise date and the stock option grant price.

Pension Benefits

We maintain a noncontributory defined benefit pension plan, which covers full-time employees hired prior to April 1, 2003, the date on which the pension plan was frozen. All participants in the pension plan are 100% vested.

Pension plan participants generally become entitled to retirement benefits upon their later attainment of age 65 or the fifth anniversary of participation in the plan, which is referred to as the normal retirement date. The normal retirement benefit is equal to 1.35% of the participant’s average final compensation up to the average social security level, plus 2% of the participant’s average final compensation in excess of the average social security level multiplied by the participant’s years of credited service to a maximum of 30 years.

Vested retirement benefits generally are paid beginning on the participant’s normal retirement date. Participants with accrued benefits in the pension plan prior to April 1, 2003 continued to vest in their pre-April 1, 2003 accrued benefit.

A participant may elect to retire prior to age 65 and receive early retirement benefits if retirement occurs after completion of at least five consecutive years of vested service and attainment of age 55. If an early retirement election is made by a participant, retirement benefits will begin on the first day of any month during the ten-year period preceding the participant’s normal retirement date, as directed by the retiring participant. If a participant elects to retire prior to attaining age 65 and after completing five years of credited service, his or her accrued pension benefit will be a reduced benefit calculated pursuant to the terms of the pension plan. However, if a participant elects to retire early after both attaining age 60 and completing 25 years of credited service, his or her accrued pension benefit will be unreduced. If the termination of service occurs after the normal retirement date, the participant’s benefits will begin on the participant’s postponed retirement date.

The following table shows the present value of accumulated benefits payable to each of our named executive officers, including the number of years of service credited to each named executive officer, under each of the pension plans determined using interest rate and mortality rate assumptions consistent with those used in Provident’s financial statements.

PENSION BENEFITS AT AND FOR THE YEAR ENDED DECEMBER 31, 2018

		Number of Years Credited Service	Present Value of Accumulated Benefit	Payments During Last
Name	Plan Name	(#)	($)(1)	Fiscal Year
Christopher Martin	The First Sentinel Pension Plan	34	541,809	—
Thomas M. Lyons	The First Sentinel Pension Plan	19	57,958	—
Donald W. Blum	Provident Bank Pension Plan	17	44,678	—
John Kuntz	Provident Bank Pension Plan	17	48,147	—
Valerie O. Murray	None applicable	—	—	—

(1)	The amounts shown are determined based on the measurement date of December 31, 2018. For the discount rate and other assumptions used, please refer to note 11 to our audited financial statements contained in our Annual Report on Form 10-K.

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Non-Qualified Deferred Compensation

The following table shows certain information about the participation by each named executive officer in our non-qualified defined contribution plans at and for the year ended December 31, 2018.

NON-QUALIFIED DEFERRED COMPENSATION AT AND FOR THE YEAR ENDED DECEMBER 31, 2018

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)(1)	Aggregate Earnings in Last Fiscal Year ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)(3)
Christopher Martin	—	41,002	25,518	—	926,043
Thomas M. Lyons	—	18,147	2,310	—	91,352
Donald W. Blum	—	10,214	1,708	—	64,344
John Kuntz	—	14,286	1,871	—	73,591
Valerie O. Murray	—	7,949	151	—	12,685

(1)	The amounts shown represent the estimated Non-Qualified Supplemental Defined Contribution Plan contribution for 2018. The portion of the contribution attributable to the ESOP is based on the fair market value of Provident common stock on December 31, 2018 of $24.13 per share. These contributions are included in the Summary Compensation Table in the column “All Other Compensation”.
(2)	The amounts shown include interest and dividends credited under the Non-Qualified Supplemental Defined Contribution Plan, and for Mr. Martin the amount shown includes interest and dividends on his balance in the First Savings Bank Directors’ Deferred Fee Plan. The amounts shown include a decrease in the value of the phantom shares attributable to the ESOP portion of the supplemental benefit as the fair market value of Provident common stock at December 31, 2018 was $24.13 per share compared to $26.97 per share at December 29, 2017 (the last trading date in 2017). The interest and dividends are not included in the Summary Compensation Table because they were not “above market.”
(3)	For Mr. Martin the amount shown includes a balance of $579,442 in the First Savings Bank Directors’ Deferred Fee Plan. The amounts shown include contributions that were previously included in the Summary Compensation Table in the column “All Other Compensation” of $41,002, $18,147, $10,214, $14,286, and $7,949 for Messrs. Martin, Lyons, Blum, Kuntz and Ms. Murray, respectively for 2018; $44,383, $18,007, $9,309, $13,238 and $3,980 for Messrs. Martin, Lyons, Blum, Kuntz and Ms. Murray, respectively for 2017; $46,156, $13,655, $8,797, and $10,925 for Messrs. Martin, Lyons, Blum and Kuntz, respectively for 2016. Ms. Murray was not a participant in the Non-Qualified Plan in 2016.

We maintain a Non-Qualified Supplemental Defined Contribution Plan (the “Supplemental Plan”), which is a non-qualified plan that provides additional benefits to certain employees whose benefits under the 401(k) Plan and ESOP are reduced by tax law limitations applicable to tax-qualified plans. The Supplemental Plan requires a contribution for each participant who also participates in the 401(k) Plan and ESOP equal to the amount that would have been contributed under the terms of the 401(k) Plan and ESOP but for the tax law limitations, less the amount actually contributed under the 401(k) Plan and ESOP. The Supplemental Plan provides for a phantom stock allocation for qualified contributions that may not be accrued in the qualified ESOP and for matching contributions that may not be accrued in the qualified 401(k) Plan due to tax law limitations. Vesting of these supplemental benefits is subject to the same terms and conditions as the benefits provided under the 401(k) Plan and ESOP. The 401(k) portion of the benefit under the Supplemental Plan is credited with interest at an annual rate equal to the bond equivalent yield on United States Treasury Securities adjusted to a constant maturity of ten years. The ESOP portion of the benefit under the Supplemental Plan is credited with dividends payable on Provident common stock.

Benefits payable under the Supplemental Plan are payable to the participant in a lump sum during the calendar year immediately following the calendar year of the earliest to occur of: (i) separation from service; (ii) disability; or (iii) death of the participant. The 401(k) portion of the benefit under the Supplemental Plan is paid in cash and the ESOP portion of the benefit is paid in cash unless the committee administering the Supplemental Plan determines in its sole discretion to pay the equivalent benefit in the form of Provident common stock.

Potential Payments Upon Termination or Change in Control

Provident has entered into an employment agreement and a three-year change in control agreement with Mr. Martin, and three-year change in control agreements with Messrs. Lyons, Blum and Kuntz, and a two-year change in control agreement with Ms. Murray.

The following tables reflect the amount of compensation and benefits payable to each of the named executive officers at December 31, 2018 pursuant to such individual’s employment agreement or change in control agreement, as applicable, in the event of termination of such executive’s employment under the

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circumstances noted in the tables. No payments are required due to a voluntary termination under the employment agreement and the change in control agreements.

The amount of compensation and benefits payable to each named executive officer upon an involuntary termination without cause or a termination by the executive for Good Reason, in each case following a change in control and in the event of disability (with respect to Mr. Martin’s employment agreement) is shown in the following tables. The amounts shown assume that such termination was effective as of December 31, 2018, and thus include amounts earned through such time and are estimates of the amounts which would be paid out to the executive upon his or her termination. The amounts shown relating to unvested options and stock awards are based on the fair market value of our common stock on December 31, 2018 of $24.13 per share. The actual amounts that may be paid out to each executive can only be determined at the time of such executive’s separation from Provident. The amounts shown in the following tables do not take into account any reductions that may be required in order to comply with Internal Revenue Code Section 280G best net benefit provisions in each of the named executive officers’ agreements. There is no such best net benefit provision in Mr. Martin’s agreement.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL AS OF DECEMBER 31, 2018

Christopher Martin	Employment	Employment	Change in Control
	Agreement	Agreement	Agreement
			After Change
			in Control
Benefits	Termination w/o Cause or for Good Reason ($)(1)	Disability ($)(2)	Termination w/o Cause or for Good Reason ($)
Salary	740,000	555,000	2,160,000
Incentive/bonus	723,922	—	2,382,222
Total Cash Payments	1,463,922	555,000	4,542,222
Medical	17,620	17,620	52,861
Dental	1,336	1,336	4,007
Life Insurance	1,414	1,414	4,242
Long-Term Disability	796	796	2,389
Vision	133	133	398
Total Benefits	21,299	21,299	63,897
Total Cash & Benefits	1,485,221	576,299	4,606,119
Value Unvested Options	—	192,400	192,400
Value Unvested Awards	—	1,668,010	1,668,010
TOTAL	1,485,221	2,436,709	6,466,529

(1)	Salary benefit is based on 12 months pursuant to the Employment Agreement.
(2)	Represents 75% of base salary over a 12-month period along with 12 months of benefit payments. Payments will commence on the effective date of the executive’s termination and will end on the earlier of: (i) the date the executive returns to full-time employment; (ii) full-time employment with another employer; (iii) attaining the age of 65; or (iv) the executive’s death.

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Thomas M. Lyons	After Change
in Control
Termination
w/o Cause or
for Good Reason
Benefit	($)
Salary	1,380,000
Incentive/Bonus	951,234
Total Cash Payments	2,331,234
Medical	76,463
Dental	1,838
Life Insurance	2,696
Long-Term Disability	2,389
Vision	615
Total Benefits	84,001
Total Cash & Benefits	2,415,235
Value Unvested Options	—
Value Unvested Awards	1,090,096
TOTAL	3,505,331

Donald W. Blum	After Change
in Control
Termination
w/o Cause or
for Good Reason
Benefit	($)
Salary	1,080,000
Incentive/Bonus	744,445
Total Cash Payments	1,824,445
Medical	86,351
Dental	4,405
Life Insurance	2,152
Long-Term Disability	2,389
Vision	615
Total Benefits	95,912
Total Cash & Benefits	1,920,357
Value Unvested Options	—
Value Unvested Awards	610,827
TOTAL	2,531,184

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John Kuntz	After Change
in Control
Termination
w/o Cause or
for Good Reason
Benefit	($)
Salary	1,200,000
Incentive/Bonus	827,160
Total Cash Payments	2,027,160
Medical	59,697
Dental	4,007
Life Insurance	2,438
Long-Term Disability	2,389
Vision	615
Total Benefits	69,146
Total Cash & Benefits	2,096,306
Value Unvested Options	—
Value Unvested Awards	671,852
TOTAL	2,768,158

Valerie O. Murray	After Change
in Control
Termination
w/o Cause or
for Good Reason
Benefit	($)
Salary	660,000
Incentive/Bonus	454,938
Total Cash Payments	1,114,938
Medical	39,798
Dental	2,937
Life Insurance	1,340
Long-Term Disability	1,593
Vision	265
Total Benefits	45,933
Total Cash & Benefits	1,160,871
Value Unvested Options	—
Value Unvested Awards	400,462
TOTAL	1,561,333

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Pay Ratio Disclosure

The following is a reasonable estimate calculation, prepared in accordance with SEC rules, of the ratio of the total annual compensation paid to Mr. Martin, our President and Chief Executive Officer, to the median of the total annual compensation of all of our employees, except Mr. Martin for 2018.

Our median employee for this calculation was determined using total annual compensation data for all of our active employees, excluding Mr. Martin as of December 31, 2018. We included all employees, whether employed on a full-time, part-time or seasonal basis, and we did not annualize or prorate the data used in the calculation. Total annual compensation used to arrive at the median employee was consistent with that used to calculate total annual compensation for the named executive officers as required by the SEC, excluding the change in pension value and nonqualified deferred compensation earnings and the value of other benefits available on a non-discriminatory basis to all of our employees, such as company contributions to health, life and disability insurance.

After identifying the median employee as described above, we determined that the median employee had a total annual compensation of $58,024 for 2018, which was determined using the same methodology as required by the SEC for named executive officers as set forth in the summary compensation table. The total annual compensation for Mr. Martin for the same period shown in the summary compensation table presented earlier was $2,194,752. The ratio of Mr. Martin’s total annual compensation to the median total annual compensation of all other employees for 2018 was 38:1.

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Director Compensation

Elements of Director Compensation

Director Fees

As discussed under this caption, director compensation is paid to our non-management directors only. Mr. Martin receives no director compensation for his service on the board of directors.

Our board of directors establishes director compensation based on the recommendation of the Compensation Committee. Periodically, the Compensation Committee will engage the services of a third party and will consult external surveys to assist it in a review of director compensation.

We pay annual director fees based on a fiscal year covering the period starting May 1 and ending on April 30. We do not pay “per meeting” fees. The current director fee schedule is as follows:

Board Member Annual Retainer	$50,000
Lead Director Annual Retainer (paid in quarterly installments)	$20,000
Committee Annual Retainers	$27,500 for Audit and Compensation Committee Chairs
(paid in quarterly installments)	$15,000 for each member of the Audit and Compensation Committees
$20,000 for Governance/Nominating, Risk and Technology Committee Chairs
$10,000 for each member of the Governance/Nominating, Risk and Technology Committees
Annual Equity Grant	Shares equivalent to $90,000 based on the grant date price with immediate vesting

Director Benefits

An annual medical examination is made available to each director under an arrangement with a designated service provider.

Retirement Plan for the Board of Directors of Provident Bank

The Retirement Plan for the Board of Directors of Provident Bank was terminated in 2005 to eliminate the accrual of benefits for directors with less than ten years of service as of December 31, 2006. For directors having ten or more years of service as of December 31, 2006 (includes two current directors), the plan provides cash payments for up to ten years based on age and length of service requirements. The maximum payment under this plan to a board member who terminates service on or after the normal retirement age as defined in the plan with at least ten years of service on the board is 40 quarterly payments of $1,250. We may suspend payments under this plan if Provident Bank fails to meet Federal Deposit Insurance Corporation or New Jersey Department of Banking and Insurance minimum capital requirements. The plan further provides that, in the event of a change in control (as defined in the plan), the undistributed balance of a director’s accrued benefit will be distributed to him within 60 days of such change in control.

Voluntary Fee Deferral Plans

Our directors may elect to defer the receipt of all or a portion of the cash compensation paid to them for service on the board of directors. Elections to defer fees and the scheduled distribution of amounts deferred and earnings on those amounts shall comply with the requirements of Section 409A of the Internal Revenue Code. Deferred fees are credited to a memorandum account established for the benefit of each participant, and credited amounts currently earn interest at the prevailing prime rate.

In connection with its acquisition of First Sentinel Bancorp, Inc., Provident assumed the First Savings Bank Directors’ Deferred Fee Plan, which was frozen prior to the completion of the acquisition. This plan will be paid out in accordance with the provisions of its governing documents.

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The following table sets forth for the year ended December 31, 2018 certain information as to total remuneration paid to directors who served on the board of directors in 2018 other than Mr. Martin, who is not paid director fees. Compensation paid to Mr. Martin is included in this Proxy Statement under the heading “Executive Compensation--Summary Compensation Table.”

Director Compensation Table

				Change in
				Pension
				Value and
	Fees			Nonqualified
	Earned or	Stock	Option	Deferred	All Other
Name	Paid in Cash ($)	Awards ($)(1)	Awards ($)(2)	Compensation Earnings ($)(3)	Compensation ($)	Totals ($)
Robert Adamo	75,000	90,002	—	3,775	—	168,777
Thomas W. Berry	70,000	90,002	—	—	—	160,002
Laura L. Brooks	92,500	90,002	—	—	—	182,502
James P. Dunigan(4)	62,502	82,513	—	1,724	—	146,739
Frank L. Fekete	87,500	90,002	—	3,982	—	181,484
Terence Gallagher	87,500	90,002	—	—	—	177,502
Matthew K. Harding	87,500	90,002	—	—	—	177,502
Carlos Hernandez	90,000	90,002	—	4,384	—	184,386
Edward O’Donnell(5)	2,500	—	—	13,128	—	15,628
John Pugliese	83,750	90,002	—	—	—	173,752

(1)	The amounts shown reflect the aggregate grant date fair value of the restricted stock award made to each non-management director based on the closing price of the stock on the grant date and computed in accordance with FASB ASC Topic 718. These stock awards were made on May 3, 2018, except in the case of Mr. Dunigan whose shares were granted on June 1, 2018. These stock awards vested immediately.
(2)	There were no stock option grants to our non-management directors outstanding at December 31, 2018.
(3)	The amounts shown represent the aggregate increase in the present value of a director’s accumulated benefit under the Retirement Plan for the Board of Directors of Provident Bank, which was terminated in 2005 to eliminate the accrual of benefits for directors with less than ten years of service as of December 31, 2006. Messrs. Fekete and Hernandez have benefits under this plan. The amounts shown also include interest earned on deferred director fees for Messrs. Adamo, Dunigan and O’Donnell.
(4)	Mr. Dunigan’s service on the board of directors commenced on May 24, 2018.
(5)	Mr. O’Donnell served on the board of directors until April 26, 2018.

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Proposal 2	Advisory Vote to Approve Executive Compensation

The Compensation Discussion and Analysis appearing earlier in this Proxy Statement describes our executive compensation program and the compensation decisions made by our Compensation Committee with respect to the Chief Executive Officer and other officers named in the Summary Compensation Table (who are referred to as the “named executive officers”). At the 2017 Annual Meeting of Stockholders, our board of directors recommended, and the stockholders approved, a non-binding vote in favor of holding an annual advisory vote on executive compensation. As a result, we determined to hold an annual advisory vote on executive compensation until the next required stockholder vote relating to the frequency of stockholder voting on executive compensation. Pursuant to Section 14A of the Securities Exchange Act of 1934, the board of directors is requesting stockholders to cast a non-binding advisory vote on the following resolution:

“RESOLVED, that the stockholders of Provident Financial Services, Inc. (“Provident”) approve the compensation paid to Provident’s named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and narrative accompanying the tables.”

Our executive compensation program is based on a pay for performance philosophy that is designed to support our business strategy and align the interests of our executives with our stockholders. Our board of directors believes that the link between compensation and the achievement of its long- and short-term business goals has helped our company’s financial performance over time, while not encouraging excessive risk-taking by management.

For these reasons, the board of directors is recommending that stockholders vote “FOR” this proposal. While this advisory vote is non-binding, the Compensation Committee and the board of directors value the views of our stockholders and will consider the outcome of this vote in future executive compensation decisions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION PAID TO PROVIDENT’S NAMED EXECUTIVE OFFICERS.

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Proposal 3	Approval of the 2019 Long-Term Equity Incentive Plan

Our board of directors has adopted, subject to stockholder approval, the Provident Financial Services, Inc. 2019 Long-Term Equity Incentive Plan (the “2019 Equity Plan”). The purpose of the 2019 Equity Plan is to provide additional incentives for our officers, employees, directors and other service providers to promote our growth and performance and to further align their interests with those of our stockholders. If the 2019 Equity Plan is approved by stockholders, no more awards will be granted under the Provident Financial Services, Inc. Amended and Restated Long-Term Incentive Plan (the “Prior Plan”), which is the only existing equity plan of the company.

Governance Highlights of the 2019 Equity Plan

The 2019 Equity Plan incorporates certain governance best practices, including:

•	Minimum Vesting. Minimum vesting period of one year from the date of grant for all awards granted under the 2019 Equity Plan, except under certain limited circumstances and with permitted exceptions up to 5% of the share reserve.
•	No Single-Trigger for Vesting of Awards Upon a Change in Control. The 2019 Equity Plan does not provide for vesting of awards based solely on the occurrence of a change in control, without an accompanying involuntary termination of service (including a termination for good reason).
•	Dividends on Unvested Awards Not Paid Until Vesting. Dividends on unvested awards will be withheld and paid to participants only after the underlying awards have vested.
•	No Cash-Out or Repricing of Underwater Options. No repricing of stock options and no cash buyout of underwater stock options without stockholder approval, except for adjustments with respect to a change in control or an equitable adjustment in connection with certain corporate transactions.
•	Awards Subject to Clawback. Awards granted under the 2019 Equity Plan are subject to clawback if the company is required to prepare an accounting restatement due to material noncompliance of the company, as a result of misconduct with any financial reporting requirement under the federal securities laws and the forfeiture provisions of the Sarbanes-Oxley Act of 2002 apply. Awards are also subject to the clawback provisions contained in our Omnibus Incentive Compensation Plan Document, as described in this Proxy Statement in the Compensation Discussion and Analysis under the heading “Clawback Policy”.
•	Limits on Grants to Directors. The maximum grant date fair value of equity awards that may be awarded to a non-employee director under the 2019 Equity Plan during any one fiscal year, taken together with any cash fees paid to such non-employee director, will be $400,000 in total.
•	No Liberal Share Recycling of Stock Options. The 2019 Equity Plan provides that to the extent (i) a stock option is exercised by using an actual or constructive exchange of shares of stock to pay the exercise price or (ii) shares are withheld to satisfy the exercise price of stock options in a net settlement of stock options, then, the number of shares of stock available shall be reduced by the gross number of stock options exercised rather than by the net number of shares of stock issued.
•	No excise tax gross-ups.

Summary of the 2019 Equity Plan

The following is a summary of the material features of the 2019 Equity Plan, which is qualified in its entirety by reference to the provisions of the 2019 Equity Plan, attached hereto as Appendix A.

Administration

The 2019 Equity Plan will be administered by the Compensation Committee, members of which are “disinterested board members,” as defined in the 2019 Equity Plan. The Compensation Committee has power within the limitations set forth in the 2019 Equity Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the Plan’s purposes; and interpreting and otherwise construing the 2019 Equity Plan.

The Compensation Committee also has the authority to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an award at any time after the grant of the award.

Approval of the 2019 Equity Plan by the stockholders authorizes the Compensation Committee to determine the number of awards to be granted to non-employee directors, subject to the individual limitations in the 2019 Equity Plan as set forth therein and discussed further below.

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Eligibility

Employees and directors of, or service providers to, the company or its subsidiaries are eligible to receive awards under the 2019 Equity Plan, except that non-employees may not be granted incentive stock options. The Compensation Committee has the sole authority to determine the employees, directors and service providers who will be granted an award under the 2019 Equity Plan.

Number of Shares Authorized

The 2019 Equity Plan authorizes the issuance to participants of up to (A) 1,350,000 shares of the company’s common stock, plus (B) the number of shares of our common stock that remain available for awards under the Prior Plan on the day the 2019 Equity Plan is approved by our stockholders (such sum of (A) plus (B) the “Share Limit”) pursuant to grants of restricted stock, restricted stock units and stock options, including incentive stock options and non-qualified stock options, any of which may vest based either on the passage of time or achievement of performance, or a combination of each.

If any award granted under the 2019 Equity Plan or under the Prior Plan expires, terminates, is canceled or is forfeited without being settled or exercised or is settled without the issuance of shares of common stock, shares of the company’s common stock subject to such award will be made available for future grant under the 2019 Equity Plan. In addition, if shares issuable upon the vesting or settlement of an award are withheld by the company, or if shares owned by a participant are surrendered or tendered to the company, in payment of taxes required or permitted to be withheld in respect of the award (other than an award of stock options), such shares will be made available for future grants under the 2019 Equity Plan. If any shares are surrendered or tendered to pay the exercise price of, or satisfy the withholding taxes owed with respect to, a stock option, such shares will not again be available for grant under the 2019 Equity Plan.

As of December 31, 2018, there were 1,457,429 shares of company common stock available under the Prior Plan, which would result in a Share Limit of 2,807,429 shares of company common stock if the 2019 Equity Plan was approved by the stockholders on such date. The actual Share Limit will reflect incremental changes in the number of shares remaining available under the Prior Plan to reflect issuances and forfeitures of awards following such date through the actual date that stockholders approve the 2019 Equity Plan. The following table includes more specific information regarding outstanding equity awards issued under our Prior Plan as reported in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and shares available for future awards under the Prior Plan as of December 31, 2018.

Key Stock Plan Data
Shares underlying outstanding stock options(1)	470,979
Weighted average exercise price of outstanding stock options	$18.36	(2)
Weighted average remaining contractual life of outstanding stock options	5.49 years
Shares subject to outstanding, unvested full-value awards at Target	651,099
Shares available for grant	1,457,429	(3)
Basic shares of common stock outstanding as of the record date	66,592,587

(1)	Consists of outstanding stock options to purchase 470,979 shares of common stock granted under the Prior Plan. No stock appreciation rights were granted under the Prior Plan.
(2)	The weighted average exercise price reflects an exercise price of $10.40 for 1,349 stock options granted in 2009; an exercise price of $10.34 for 12,114 stock options granted in 2010; an exercise price of $14.50 for 44,052 stock options granted in 2011; an exercise price of $14.88 for 42,542 stock options and an exercise price of $14.68 for 10,000 stock options granted in 2012; an exercise price of $15.23 for 51,881 stock options granted in 2013; an exercise price of $16.38 for 80,760 stock options granted in 2014; an exercise price of $18.34 for 65,972 stock options granted in 2015; an exercise price of $18.70 for 76,327 stock options granted in 2016; an exercise price of $26.31 for 42,857 stock options granted in 2017; and an exercise price of $25.58 for 43,123 stock options granted in 2018 under the Prior Plan.
(3)	Represents the number of available shares that may be granted as stock options and other stock awards under the Prior Plan.

The following table sets forth information regarding the share usage for each of the last three fiscal years for all Awards reported in our Form 10-Ks for those periods. The share usage has been calculated as the quotient of (i) the sum of (x) all stock options granted in such year and (y), all time-vesting and performance-vesting stock awards granted in such year, divided by (ii) the weighted average number of shares of common stock outstanding during such year.

	Year Ended December 31,			3-Year
Share Usage Data	2018	2017	2016	Average
Stock Options Granted	43,124	42,857	76,327
Time- and Performance-Based Restricted Stock Awards Granted	296,411	288,519	351,836
Weighted Average Basic Common Shares Outstanding	64,942,886	64,384,851	63,643,622
Share Usage	0.52%	0.51%	0.67%	0.57%

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Limitations

The 2019 Equity Plan includes the following limitations:

•	The maximum grant date fair value of equity awards that may be awarded to a non-employee director under the 2019 Equity Plan during any one fiscal year, taken together with any cash fees paid to such non-employee director for his or her service during such fiscal year, will be $400,000 in total value.
•	No more than a number of shares of the company’s common stock equal to the Share Limit determined as of the date on which the 2019 Equity Plan is approved by our stockholders may be issued in aggregate as incentive stock options under the 2019 Equity Plan.

Adjustments

In the event of a corporate transaction involving the stock of the company, such as a recapitalization, stock dividend, extraordinary cash dividend or a stock split, the number of shares covered by awards then outstanding under the 2019 Equity Plan, the limitation on awards under the 2019 Equity Plan and/or the exercise price of outstanding stock options and other equitable substitutions or adjustments will be made proportionally and uniformly to reflect such corporate transaction, as applicable.

Types of Awards

The Compensation Committee may determine the type and terms and conditions of awards under the 2019 Equity Plan, which will be set forth in an award agreement delivered to each participant. Each award will be subject to the conditions established by the Compensation Committee as set forth in the recipient’s award agreement and will be subject to vesting conditions and restrictions as determined by the Compensation Committee. Awards may be granted as incentive and non-qualified stock options, restricted stock awards or restricted stock units any of which may vest based either on the passage of time or achievement of performance, as follows:

Stock Options. A stock option is the right to purchase shares of common stock at a specified price for a specified period of time.

•	The exercise price may not be less than the fair market value of a share of our common stock (which is defined as the closing sales price on the exchange on which the stock is traded) on the date the stock option is granted.
•	The Compensation Committee may not grant a stock option with a term that is longer than 10 years.
•	Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages that are not available to non-qualified stock options and must comply with the requirements of Section 422 of the Internal Revenue Code (the “Code”). Only officers and employees are eligible to receive incentive stock options. Non-employee directors and service providers may only receive non-qualified stock options under the 2019 Equity Plan.
•	Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise and may paid either by cash or check, by tendering of shares (at their market value on the date of exercise), through “net settlement” using a portion of the shares obtained on exercise in payment of the exercise price (and if applicable, any tax withholdings), through a brokered-assisted cashless exercise mechanism as approved by the Compensation Committee or by such other property deemed acceptable by the Compensation Committee.
•	In-the-money stock options that have not been exercised by the stock option’s expiration date may, at the sole discretion of the Compensation Committee, be exercised by means of net settlement.
•	Under no circumstances will the company buy back underwater stock options granted under the 2019 Equity Plan without stockholder approval.
•	The 2019 Equity Plan expressly prohibits repricing of stock options without stockholder approval, except for an equitable adjustment in connection with certain corporate transactions.

Restricted Stock. A restricted stock award is a grant of shares of company common stock to a participant for no consideration (or such minimum consideration as may be required by applicable law) that is subject to certain restrictions as may be determined by the Compensation Committee for a specified period.

•	Restricted stock awards may be granted only in whole shares of common stock.
•	Prior to vesting, recipients of a restricted stock award are entitled to vote the shares of restricted stock during the restricted period.
•	No dividends on unvested restricted stock awards, whether subject to a time-based vesting schedule or performance-based vesting conditions, will be paid to the participant that has been granted the restricted stock award unless and until the participant vests in the restricted stock award.

Restricted Stock Units. Restricted stock units may be denominated in shares of common stock and are similar to restricted stock awards except that no shares of common stock are actually issued to the award recipient at the time of grant of a restricted stock unit. Rather, the restricted stock units are settled, at the discretion of the Compensation Committee at the time of grant, when the units are earned or at a later date.

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•	Restricted stock units granted under the 2019 Equity Plan may be settled in shares of our common stock, or in the sole discretion of the Compensation Committee determined at the time of final settlement in cash or a combination of cash and our common stock, subject to vesting conditions and other restrictions set forth in the 2019 Equity Plan or the award agreement.
•	Participants have no voting rights with respect to any restricted stock units granted under the 2019 Equity Plan.
•	In the sole discretion of the Compensation Committee, exercised at the time of grant, dividend equivalent rights may be paid on restricted stock units. Dividend equivalent rights shall be paid when the restricted stock unit, including restricted stock units subject to performance-based vesting conditions, vests or is settled, or at the same time as the shares subject to such restricted stock unit are distributed to the Participant.

Performance Awards. The Compensation Committee may grant any award under the 2019 Equity Plan in the form of a performance award by conditioning the vesting of the award on the satisfaction of certain performance goals of the company and/or the participant.

Performance Measures

The performance measures can include, but are not limited to: book value or tangible book value per share; basic earnings per share (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); basic cash earnings per share; diluted earnings per share; return on equity; return on average tangible equity; net income or net income before taxes; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; financial return ratios; core earnings, capital ratios; increase in revenue; total stockholder return; net operating income, operating income; net interest margin or net interest rate spread; stock price; assets, growth in assets, loans or deposits, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, loan production volume, non-performing loans, deposits or assets; regulatory compliance or safety and soundness; achievement of balance sheet or income statement objectives and strategic business objectives, or any combination of these or other measures.

Performance measures may be based on the performance of the company as a whole or on any one or more subsidiaries or business units of the company or a subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Compensation Committee may provide for the exclusion of the effects of one or more items, including but not limited to: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) dividends declared on the company’s stock; (iv) changes in tax or accounting principles, regulations or laws; or (v) expenses incurred in connection with a merger, branch acquisition or similar transaction.

Vesting of Awards

The Compensation Committee shall specify the vesting schedule or conditions of each award.

•	Awards made under the 2019 Equity Plan are subject to a minimum vesting period of one year from the date of grant, provided, however, that the following awards would not be subject to the one year minimum vesting requirement: (1) substitute awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction; (2) awards to non-employee directors that vest on the earlier of the one-year anniversary of the date of grant or the next annual meeting of stockholders that is at least 50 weeks after the immediately preceding year’s annual meeting; and (3) up to 5% of the available share reserve authorized for issuance under the 2019 Equity Plan.
•	Notwithstanding the foregoing, vesting (including the reduction or elimination of any restrictions) and exercisability of awards are accelerated upon death, disability or involuntary termination without cause at or following a change in control.

Change in Control

The 2019 Equity Plan uses a double trigger change in control feature, providing for an acceleration of vesting upon an involuntary termination of employment or service simultaneous with or following a change in control.

•	At the time of an involuntary termination of service following a change in control, all stock options then held by the participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the stock option). All stock options may be exercised for a period of one year following the participant’s involuntary termination of service, provided, however, that no stock option shall be eligible for treatment as an incentive stock option in the event such stock option is exercised more than three months following involuntary termination of service.
•	At the time of an involuntary termination of service following a change in control, all awards of restricted stock and restricted stock units shall become earned and fully vested immediately.

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Awards Subject to Clawback Policy

Awards granted under the 2019 Equity Plan are subject to clawback if the company is required to prepare an accounting restatement due to material noncompliance of the company, as a result of misconduct with any financial reporting requirement under the federal securities laws and the forfeiture provisions of the Sarbanes-Oxley Act of 2002 apply. Awards are also subject to clawback provisions contained in our Omnibus Incentive Compensation Plan Document, as described in this Proxy Statement in the Compensation Discussion and Analysis under the heading “Clawback Policy”.

Amendment and Termination

Our board of directors may amend or terminate the 2019 Equity Plan or any award granted under the 2019 Equity Plan. However, except as provided in the 2019 Equity Plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent. The board of directors may not amend the 2019 Equity Plan to allow repricing of a stock option, materially increase the aggregate number of securities that may be issued under the Plan (other than as provided in the 2019 Equity Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the 2019 Equity Plan, without approval of stockholders. Notwithstanding the foregoing, the board may, without stockholder approval, amend the 2019 Equity Plan at any time, retroactively or otherwise, to ensure that the Plan complies with current or future law and our board of directors may unilaterally amend the 2019 Equity Plan and any outstanding award, without participant consent, in order to conform to any changes in the law or any accounting pronouncement or interpretation thereof.

Duration of Plan

The 2019 Equity Plan will have a term of ten years following the date on which it is approved by the stockholders, and no awards may be granted after that date.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the 2019 Equity Plan.

Non-Qualified Stock Options. The grant of a non-qualified stock option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and we will be entitled to a corresponding deduction for tax purposes, provided, however, that such deduction may be limited under Sections 162(m) and 280G of the Code. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided the participant was, without a break in service, an employee of the company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Code). We will not be entitled to a tax deduction upon the exercise of an incentive stock option.

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price. If the foregoing holding period requirements are not met, the participant will generally recognize ordinary income at the time of the disposition of the shares in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and we will be entitled to a corresponding deduction. If the amount realized exceeds the fair market value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized at the time of disposition is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and we will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder will also be compensation income to the participant and we will be entitled to a corresponding deduction for tax purposes, provided, however,

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that such deduction may be limited under Sections 162(m) and 280G of the Code. A participant who makes an election under Code Section 83(b) will include the full fair market value of the restricted stock award (or portion of the award subject to such election) in taxable income in the year of grant at the grant date fair market value. The Compensation Committee has the right to prohibit participants from making Code Section 83(b) elections.

Restricted Stock Units. A participant who has been granted a restricted stock unit will not realize taxable income at the time of grant and will not be entitled to make an election under Code Section 83(b) since no stock is actually transferred to the recipient on the date of grant. At the time a restricted stock unit vests, assuming the award is distributed at that time, the recipient will recognize ordinary income in an amount equal to the fair market value of the common stock or the amount of cash received. If the restricted stock unit is not distributed at the time it vests, no income will be recognized at that time and taxation will be deferred until the value of the restricted stock unit is distributed. At the time the recipient recognizes taxable income on a restricted stock unit, we will be entitled to a corresponding tax deduction in the same amount recognized by the award recipient provided, however, that such deduction may be limited under Sections 162(m) and 280G of the Code.

Withholding of Taxes. We may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Compensation Committee, participants may have shares withheld from awards to satisfy tax withholding requirements up to an amount that will not trigger adverse accounting for the company.

Change in Control. Any acceleration of the vesting or payment of awards under the 2019 Equity Plan in the event of a change in control or termination of service that is contingent upon a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Section 280G of the Code, which may subject the participant to a 20% excise tax and preclude deduction by the company.

Deduction Limits. Section 162(m) of the Code generally limits our ability to deduct for tax purposes compensation in excess of $1.0 million per year for each of our chief executive officer, our chief financial officer and three other executive officers named in the summary compensation table (each, a “covered employee”) of our annual proxy statement, as well as any employee who has been designated a covered employee for any fiscal year beginning after December 31, 2016. Compensation resulting from awards under the 2019 Equity Plan will be counted toward the $1.0 million limit.

Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2019 Equity Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2019 Equity Plan.

Other Information

The number, types and terms of awards to be made pursuant to the 2019 Equity Plan are subject to the discretion of the Compensation Committee and have not been determined at this time.

Required Vote and Recommendation of the Board of Directors

In order to approve the 2019 Equity Plan, the proposal must receive the affirmative vote of at least a majority of the votes cast at the annual meeting, either in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2019 LONG-TERM EQUITY INCENTIVE PLAN.

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Proposal 4	Ratification of the Appointment of our Independent Registered Public Accounting Firm

Our independent registered public accounting firm for the year ended December 31, 2018 was KPMG LLP. The Audit Committee has re-appointed KPMG LLP to continue as our independent registered public accounting firm for the year ending December 31, 2019, subject to the ratification by our stockholders at the Annual Meeting. Representatives of KPMG LLP are expected to attend the Annual Meeting, and they will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Stockholder ratification of the appointment of KPMG LLP is not required by our Bylaws or otherwise. However, our board of directors is submitting the appointment of our independent registered public accounting firm to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment of KPMG LLP, our Audit Committee will reconsider whether it should select another independent registered public accounting firm. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change is in the best interests of Provident and its stockholders.

Audit Fees. The aggregate fees billed to Provident for professional services rendered by KPMG LLP for the audit of the annual financial statements, review of the financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings and engagements were $954,000 and $934,000 during the fiscal years ended December 31, 2018 and 2017, respectively.

Audit-Related Fees. The aggregate fees billed to Provident for assurance and related services rendered by KPMG LLP that are reasonably related to the performance of the audit and review of the financial statements and that are not already reported in “Audit Fees” above, were $140,450 and $123,900 during the fiscal years ended December 31, 2018 and 2017, respectively. These services included audits of our employee benefit plans.

Tax Fees. No fees were billed to Provident for professional services rendered by KPMG LLP for tax compliance, tax advice and tax planning during the fiscal years ended December 31, 2018 and 2017, as the Audit Committee currently has a policy that the independent registered public accounting firm shall not perform the preparation and filing of our corporate tax returns, tax compliance and other tax-related services.

All Other Fees. No fees were billed to Provident for other permissible services rendered by KPMG LLP during each of the fiscal years ended December 31, 2018 and 2017.

Pre-Approval Policy. Our Audit Committee has delegated pre-approval authority to the Chair of the Audit Committee up to a maximum amount of $25,000 between meetings of the Audit Committee, provided the Chair reports any such approvals to the full Audit Committee at its next meeting. The full Audit Committee pre-approves all other services to be performed by the independent registered public accounting firm and the related fees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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Submission of Stockholder Proposals

To be eligible for inclusion in our proxy materials for next year’s Annual Meeting of stockholders, any stockholder proposal under SEC Rule 14a-8 to take action at such meeting must be received at our executive office at 239 Washington Street, Jersey City, New Jersey 07302, no later than November 15, 2019. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

Advance Notice of Business to be Conducted at an Annual Meeting

Our Bylaws provide an advance notice procedure for certain business or nominations to our board of directors to be brought before an Annual Meeting of stockholders. For a stockholder to properly bring business before an Annual Meeting, the stockholder must give written notice to our Corporate Secretary not less than 120 days prior to the date of Provident’s proxy materials for the preceding year’s Annual Meeting, or by no later than November 15, 2019 for next year’s Annual Meeting of stockholders; provided, however, that if the date of the Annual Meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s Annual Meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the tenth day following the day on which public announcement of the date of such Annual Meeting is first made. The notice must include the stockholder’s name, record address, and number of shares owned; describe briefly the proposed business; the reasons for bringing the proposed business before the Annual Meeting; and any material interest of the stockholder in the proposed business. Nothing in this paragraph shall be deemed to require Provident to include in its proxy materials under SEC Rule 14a-8 any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

Other Matters

As of the date of this Proxy Statement, our board of directors knows of no matters that will be presented for consideration at the Annual Meeting other than as described in this document. However, if any other matters shall properly come before the Annual Meeting or any adjournment or postponement thereof and shall be voted upon, the proposed proxy will be deemed to confer authority to the individuals named therein to vote the shares represented by the proxy in accordance with their best judgment as to any such matters.

AN ADDITIONAL COPY OF OUR ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) FOR THE YEAR ENDED DECEMBER 31, 2018, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, PROVIDENT FINANCIAL SERVICES, INC., 239 WASHINGTON STREET, JERSEY CITY, NEW JERSEY 07302.

THE FORM 10-K IS ALSO AVAILABLE FREE OF CHARGE ON THE “INVESTOR RELATIONS” PAGE OF PROVIDENT BANK’S WEBSITE AT WWW.PROVIDENT.BANK.

THE CHARTERS OF OUR AUDIT, COMPENSATION, GOVERNANCE/NOMINATING, RISK AND TECHNOLOGY COMMITTEES OF THE BOARD OF DIRECTORS, OUR CORPORATE GOVERNANCE PRINCIPLES, CODE OF BUSINESS CONDUCT AND ETHICS AND INDEPENDENCE STANDARDS ARE AVAILABLE ON THE “GOVERNANCE DOCUMENTS” SECTION OF THE “INVESTOR RELATIONS” PAGE OF PROVIDENT BANK’S WEBSITE AT WWW.PROVIDENT.BANK. COPIES OF EACH WILL BE FURNISHED WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, PROVIDENT FINANCIAL SERVICES, INC., 239 WASHINGTON STREET, JERSEY CITY, NEW JERSEY 07302.

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Appendix A	2019 Long-Term Equity Incentive Plan

ARTICLE 1	General

Section 1.1	Purpose, Effective Date and Term

The purpose of this Provident Financial Services, Inc. 2019 Long-Term Equity Incentive Plan (as amended from time to time, the “Plan”) is to promote the long-term financial success of Provident Financial Services, Inc. (the “Company”), and its Subsidiaries, including Provident Bank (the “Bank”) by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders through the ownership of Company common stock. The “Effective Date” of the Plan is ____________, 2019, which is the expected date of the approval of the Plan by the Company’s stockholders. The Plan shall remain in effect as long as any awards under it are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date. Upon stockholder approval of this Plan, no further awards shall be granted under the Prior Plan, and the Prior Plan shall remain in existence solely for the purpose of administering outstanding grants thereunder.

Section 1.2	Administration

The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3	Participation

Each Employee or Director of, or service provider to, the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan. The grant of Awards under the Plan shall be limited to Employees and Directors of, and service providers to, the Company or any Subsidiary.

Section 1.4	Definitions

Capitalized terms used in the Plan are defined in Article 8 and elsewhere in the Plan.

ARTICLE 2	Awards

Section 2.1	General

Any Award under the Plan may be granted singularly, or in combination with another Award (or Awards). Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement. Every Award under the Plan shall require a written Award Agreement. Subject to the provisions of Section 2.6, an Award may be granted as an alternative to or replacement (subject to Section 2.7) of an existing award under the Plan or any other plan of the Company or any Subsidiary (provided, however, that no reload Awards shall be granted hereunder) or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include:

(a)	Stock Options. A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “incentive stock option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO, provided, however, that no ISOs may be granted: (i) after the ten-year anniversary of the Effective Date or the date the Plan is approved by the Board, whichever is earlier; or (ii) to a non-employee. Unless otherwise specifically provided by its terms, any Stock Option granted under the Plan shall be a Non-Qualified Option. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).
(b)	Restricted Stock Awards. A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a time-based vesting schedule or the satisfaction of market conditions or performance conditions.

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(c)	Restricted Stock Units. A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a time-based vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock; provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a share of the Company’s Stock multiplied by the number of Restricted Stock Units being settled.
(d)	Performance Awards. A Performance Award means an Award under Sections 2.2, 2.3 or 2.4 that vests upon the achievement of one or more specified performance measures, as further set forth in Article 8.

Section 2.2	Stock Options

(a)	Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe. Stock Options may be granted as a Performance Award.
(b)	Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to an ISO granted to an Employee who is a 10% Stockholder). The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; further, provided, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of or service provider to an acquired entity. The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the date of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option (and if applicable, tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.
(c)	Dividends. No dividends or Dividend Equivalent Rights shall be paid with respect to any Stock Options.

Section 2.3	Restricted Stock Awards

(a)	Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement, that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe. Restricted Stock Awards may be granted as Performance Awards. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall be either: (x) registered in the name of the Participant and held or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:
The Stock evidenced hereby is subject to the terms of an Award Agreement between Provident Financial Services, Inc. and [Name of Participant] dated [Date], made pursuant to the terms of the Provident Financial Services, Inc. 2019 Long-Term Equity Incentive Plan, as amended from time to time, copies of which are on file at the executive offices of Provident Financial Services, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement.
or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock that is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.
(b)	Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:
(i) Dividends. No cash dividends shall be paid with respect to any Restricted Stock Awards unless and until the Participant vests in the underlying share(s) of Restricted Stock. Upon the vesting of a Restricted Stock Award, any dividends declared but not paid during the vesting period shall be paid within thirty (30) days following the vesting date. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which said dividends were derived. All unvested dividends shall be forfeited by the Participants to the extent their underlying Restricted Stock Awards are forfeited.

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(ii)	Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, a Participant shall have voting rights related to the unvested, non-forfeited Restricted Stock Award and such voting rights shall be exercised by the Participant in his or her discretion.
(iii)	Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Restricted Stock shall not be tendered.

Section 2.4	Restricted Stock Units

(a)	Grant of Restricted Stock Unit Awards. Each Restricted Stock Unit shall be evidenced by an Award Agreement which shall: (i) specify the number of Restricted Stock Units covered by the Award; (ii) specify the date of grant of the Restricted Stock Units; (iii) specify the vesting period or market conditions or performance conditions that must be satisfied in order to vest in the Award; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services with the Company as the Committee may, in its discretion, prescribe. Restricted Stock Unit Awards shall be paid in shares of Stock, or in the sole discretion of the Committee determined at the time of settlement, in cash or a combination of cash and shares of Stock.
(b)	Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:
	(i)	Type of Award. A Restricted Stock Unit Award shall be similar to a Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant. Each Restricted Stock Unit shall be evidenced by an Award Agreement that shall specify the Restriction Period (defined below), the number of Restricted Stock Units granted, and such other provisions, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee shall determine. The Committee shall impose such other conditions and/or restrictions on any Restricted Stock Unit Award granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures, restrictions under applicable laws or under the requirements of any Exchange or market upon which such shares may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of such Restricted Stock Units. Restricted Stock Units may be granted as Performance Awards.
	(ii)	Non-Transferable. Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit for which such Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.
	(iii)	Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.
	(iv)	Dividends. No dividends shall be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be paid on Restricted Stock Units either at the time the Restricted Stock Unit vests or, if later, when the Restricted Stock Unit is settled, as set forth in the Award Agreement. If a Restricted Stock Unit is intended to be performance-based, payment of Dividend Equivalent Rights to the Award recipient will be conditioned on the satisfaction of the performance criteria or any other vesting conditions. In such case, the Dividend Equivalent Right shall be paid when the Restricted Stock Unit is settled or at the same time as the shares subject to such Restricted Stock Unit are distributed to the Participant.

Section 2.5	Vesting of Awards

The Committee shall specify the vesting schedule or conditions of each Award. Notwithstanding any other provision of the Plan to the contrary, Awards granted under the Plan shall vest no earlier than the first anniversary of the date on which the Award is granted; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) substitute Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its Subsidiaries, (ii) Awards to Non-Employee Directors that vest on the earlier of the one-year anniversary of the date of grant or the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and (iii) any additional Awards the Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 3.2 (subject to adjustment under Section 3.4); and, provided, further, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award or acceleration in the event of death, Disability or a Change in Control in the terms of the Award Agreement or otherwise.

Section 2.6	Deferred Compensation

If any Award would be considered “deferred compensation” as defined under Code Section 409A (”Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section shall maintain, to the extent practicable, the original intent

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of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A. Unless otherwise provided in a valid election form intended to comply with Code Section 409A, all Awards that are considered Deferred Compensation hereunder shall settle and be paid in no event later than 2 ½ months following the end of the calendar year with respect to which the Award’s substantial risk of forfeiture lapsed.

Section 2.7	Prohibition Against Option Repricing

Except for adjustments pursuant to Section 3.4 or in connection with a Change in Control, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Stock Options or other Awards) or replacement grants, or other means.

Section 2.8	Effect of Termination of Service on Awards

The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement, the following provisions shall apply to each Award granted under this Plan:

(a)	Upon the Participant’s Termination of Service for any reason other than due to Disability, death or Termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and may be exercised only for a period of three (3) months following termination, and any Restricted Stock or Restricted Stock Units that have not vested as of the date of Termination of Service shall expire and be forfeited.
(b)	In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock Awards, and Restricted Stock Units granted to a Participant that have not vested shall expire and be forfeited.
(c)	Upon Termination of Service for reason of Disability or death, all Stock Options shall be exercisable as to all shares subject to an outstanding Award whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Stock Options may be exercised for a period of one year following Termination of Service due to death or Disability, or the remaining unexpired term of the Stock Option, if less, provided, however, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months after Termination of Service. In the event of Termination of Service due to Retirement, a Participant’s vested Stock Options shall be exercisable for one year following Termination of Service, provided that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement and any Stock Option, Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.
(d)	Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.
(e)	Notwithstanding the provisions of this Section 2.8, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards, Restricted Stock Units and Performance Awards is as set forth in Article 4.

ARTICLE 3	Shares Subject to Plan

Section 3.1	Available Shares

The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2	Share Limitations

(a)	Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be issued to Participants and their beneficiaries under the Plan shall be equal to (A) 1,350,000 shares of Stock, plus (B) the number of shares of Stock, as of the Effective Date, remaining available for issuance, and not subject to outstanding awards, under the Prior Plan (such sum of (A) and (B), the “Share Limit”). Subject to Section 3.2(b), shares of Stock may be issued up to such Share Limit number pursuant to any type or types of Award; provided, however, that no more than a number of shares of Stock equal to the Share Limit determined as of the Effective Date may be delivered pursuant to the exercise of Stock Options that are granted as ISOs. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.
(b)	Computation of Shares Available. For purposes of this Section 3.2 the number of shares of Stock available for the grant of Awards shall be reduced by the number of shares of Stock previously granted, subject to the following.
(1) To the extent any shares of Stock covered by an Award under the Plan or, after the Effective Date, any shares of Stock covered by an Awards under the Prior Plan are (i) not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled, or

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because a Stock Option is not exercised; or (ii) tendered to or withheld by the Company to pay any taxes required or permitted to be withheld with respect to such an Award (other than a Stock Option) in accordance with the terms of the Plan and any applicable Award Agreement, then such forfeited, cancelled, unissued, tendered or withheld shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for grant under the Plan and shall become available for other Awards under the Plan, provided, however, that in no event shall such shares increase the number of shares of Stock that may be delivered pursuant to ISOs granted under the Plan.
(2)	Notwithstanding anything to the contrary, to the extent (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price or (ii) shares are tendered or withheld to satisfy the exercise price of Stock Options or any related taxes in a net settlement of Stock Options, then, the number of shares of Stock available for grant shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued. In addition, shares of Stock reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Stock Options shall not be added to the Share Limit.

Section 3.3	Limitations on Grants to Directors

(a)	The maximum number of shares of Stock that may be covered by Awards granted to any non-employee Director during a single fiscal year shall be limited so that the value of the Awards, taken together with any cash fees paid to such Non-Employee Director, in respect of his or her service during such year (including services as a member or chair of any committees of the Board) do not exceed $400,000 in total value (calculating the value of any such Awards based on the grant date fair value for financial reporting purposes).
(b)	The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.

Section 3.4	Corporate Transactions

(a)	General. If the shares of Stock are changed into or exchanged for a different number of kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, spinoff, combination of shares, exchange of shares, extraordinary cash dividend, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kind of shares subject to the Share Limit and the number, kind and purchase price per share (if applicable) of shares subject to outstanding Awards shall be adjusted proportionately and accordingly by the Committee, so that the proportionate interest of the grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Stock Options shall not change the aggregate purchase price payable with respect to shares that are subject to the unexercised portion of the Stock Option outstanding but shall include a corresponding proportionate adjustment in the purchase price per share. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, outstanding Awards (including, without limitation, cancellation of Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.
(b)	Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise set forth in the agreement relating to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which are outstanding immediately prior to such merger, consolidation or other business combination shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger. The Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash (or acquirer stock) payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled; provided, further, that in the event the Exercise Price of outstanding Stock Options exceed the value to be exchanged for an outstanding share of Stock (an “Underwater Stock Option”) in such merger, consolidation or other business reorganization, the Committee may, in its discretion, cancel and terminate such Underwater Stock Options without the consent of the holder of the Stock Option and without any payment to such holder.

Section 3.5	Delivery of Shares

Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)	Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.
(b)	Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be made on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

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ARTICLE 4	Change in Control

Section 4.1	Consequence of a Change in Control

Subject to the provisions of Section 3.4 (relating to the adjustment of shares and cancellation of Stock Options in exchange for a cash or stock payment of the in-the-money value) and except as otherwise provided in the applicable Award Agreement:

(a)	At the time of an Involuntary Termination following a Change in Control, all Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one year following the Participant’s Involuntary Termination, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following Involuntary Termination following a Change in Control.
(b)	At the time of an Involuntary Termination following a Change in Control, all Awards of Restricted Stock Awards and Restricted Stock Units shall be fully earned and vested immediately.

Section 4.2	Definition of Change in Control

For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a)	consummation of a transaction that would result and does result in the reorganization, merger or consolidation of the Company, with one or more other persons, other than a transaction following which:
	(i)	at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Company; and
	(ii)	at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company;
(b)	consummation of a transaction that would result and does result in the acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert;
(c)	consummation of a transaction that would result and does result in a complete liquidation or dissolution of the Company or the Bank; or
(d)	the occurrence of any event if, immediately following such event, members of the Company’s Board of Directors who belong to any of the following groups do not aggregate at least a majority of the Company’s Board of Directors:
	(i)	individuals who were members of the Company’s Board of Directors on the Effective Date of this Plan; or
	(ii)	individuals who first became members of the Company’s Board of Directors after the Effective Date of this Plan either:
(A)	upon election to serve as a member of the Company’s Board of Directors by the affirmative vote of three-quarters of the members of such Board, or of a nominating committee thereof, in office at the time of such first election;
or
(B)	upon election by the stockholders of the Company to serve as a member of the Company’s Board of Directors, but only if nominated for election by the affirmative vote of three-quarters of the members of such Board, or of a nominating committee thereof, in office at the time of such first nomination; provided that such individual’s election or nomination did not result from an actual or threatened election contest or other actual or threatened solicitation of proxies or consents other than by or on behalf of the Company’s Board of Directors.

(e)	In the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5	Committee

Section 5.1	Administration

The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the Exchange Act. The Board (or if necessary to maintain compliance with the applicable listing standards, those members of the Board who are “independent directors” under the corporate governance statutes or rules of any national Exchange on which the Company lists, or has listed or seeks to list its securities, may, in its discretion, take any

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action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2	Powers of Committee

The Committee’s administration of the Plan shall be subject to the following:

(a)	The Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees, Directors and service providers those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features, (including automatic exercise in accordance with Section 7.18) performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards, to cancel or suspend Awards (subject to the restrictions imposed by Article 6) and to reduce, eliminate or accelerate any restrictions applicable to an Award at any time after the grant of the Award, or to extend the time period to exercise a Stock Option, provided that such extension is consistent with Code Section 409A.
(b)	The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.
(c)	The Committee will have the authority to define terms not otherwise defined herein.
(d)	Any interpretation of the Plan by the Committee and any decision made by it under the Plan are final and binding on all persons.
(e)	In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the certificate of incorporation and bylaws of the Company and applicable state corporate law.
(f)	The Committee will have the authority to (i) suspend a Participant’s right to exercise a stock option during a blackout period (or similar restricted period) that is necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC (the “Blackout Period”), and (ii) to extend the period to exercise a Stock Option by a period of time equal to the Blackout Period, provided that such extension does not violate Section 409A of the Code, the incentive stock option requirements or applicable laws and regulations.

Section 5.3	Delegation by Committee

Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including (a) delegating to a committee of one or more members of the Board who are not “Disinterested Board Members,” the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (b) delegating to a committee of one or more members of the Board who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities Exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4	Information to be Furnished to Committee

As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5	Committee Action

The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6	Amendment and Termination

Section 6.1	General

The Board may, as permitted by law, at any time, amend or terminate the Plan, and may, at any time, amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.6, Section 3.4 and Section 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan; (b) materially increase the aggregate number of securities that may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

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Section 6.2	Amendment to Conform to Law and Accounting Changes

Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.6 to any Award granted under the Plan without further consideration or action.

ARTICLE 7	General Terms

Section 7.1	No Implied Rights

(a)	No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.
(b)	No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated.
(c)	No Rights as a Stockholder. Except as otherwise provided in the Plan or in an Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2	Transferability

Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Restricted Stock Awards shall not be transferable prior to the time that such Awards vest in the Participant. A Restricted Stock Unit Award is not transferable, except in the event of death, prior to the time that the Restricted Stock Unit Award vests and is earned and the property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant’s beneficiary.

Section 7.3	Designation of Beneficiaries

A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4	Non-Exclusivity

Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units or Stock Options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5	Award Agreement

Each Award granted under the Plan shall be evidenced by an Award Agreement. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant, and the Committee may, but need not require, that the Participant sign a copy of the Award Agreement. In the absence of a specific provision in the Award Agreement, the terms of the Plan shall control.

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Section 7.6	Form and Time of Elections; Notification Under Code Section 83(b)

Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.7	Evidence

Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8	Tax Withholding

Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee or specified in an Award Agreement and no adverse accounting consequences are triggered under FASB ASC Topic 718 or its successor and is permitted under applicable withholding rules promulgated by the Internal Revenue Service or another applicable governmental entity, a Participant shall have the ability to direct the Company to satisfy up to his or her highest marginal tax rate of required federal, state and local tax withholding by, (i) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total maximum amount of tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock Awards and Restricted Stock Units, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the maximum amount of tax withholding. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under FASB ASC Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award up to the Participant’s highest marginal tax rate.

Section 7.9	Action by Company or Subsidiary

Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its Board of Directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10	Successors

All obligations of the Company under this Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11	Indemnification

To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company shall be indemnified and held harmless by the Company (i) against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan; and (ii) against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.

Section 7.12	No Fractional Shares

Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.13	Governing Law

The Plan, all awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in Hudson County, New Jersey shall have exclusive jurisdiction over any claim, action, complaint or

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lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant, and any other person claiming any rights under the Plan, agrees to submit himself or herself, and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14	Benefits Under Other Plans

Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15	Validity

If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16	Notice

Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan, or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a)	in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;
(b)	in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or
(c)	in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt;

provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received. In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by the U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Operating Officer and to the Corporate Secretary, unless otherwise provided in the Participant’s Award Agreement.

Section 7.17	Forfeiture Events

The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for Cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

Section 7.18	Automatic Exercise

In the sole discretion of the Committee exercised in accordance with Section 5.2(a) above, any Stock Options that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the exercise price is less than the Fair Market Value of a share of Stock on such date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the exercise price and any applicable minimum tax withholding requirements. Payment of the exercise price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the exercise price and any applicable minimum tax withholding.

Section 7.19	Regulatory Requirements

The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

Section 7.20	Awards Subject to Clawback

(a)	If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, and the automatic forfeiture provisions under Section 304 of the Sarbanes-Oxley Act of 2002 apply as a result, any Participant who was an executive officer of the Company at the time of grant or at the time of restatement shall be subject to “clawback” as if such person was subject to Section 304 of the Sarbanes-Oxley Act of 2002.
(b)	Awards granted hereunder are subject to any Clawback Policy that may be adopted by the Company from time to time, whether pursuant to the provisions of Section 954 of the Dodd-Frank Act, implementing regulations thereunder, or otherwise.

ARTICLE 8	Defined Terms; Construction

Section 8.1

In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)	“10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

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(b)	“Award” means any Stock Option, Restricted Stock, Restricted Stock Unit, or any or all of them.
(c)	“Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an award under the Plan. Such document is referred to as an agreement regardless of whether Participant signature is required.
(d)	“Board” means the Board of Directors of the Company.
(e)	If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Board will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.
(f)	“Change in Control” has the meaning ascribed to it in Section 4.2.
(g)	“Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.
(h)	“Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.
(i)	“Committee” means the Committee acting under Article 5.
(j)	[Intentionally blank]
(k)	“Director” means a member of the Board of Directors of the Company or a Subsidiary.
(l)	“Disability.” If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.
(m)	“Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary, (b) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, for services rendered as a consultant or in any capacity other than as a Director, except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto, (c) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (d) is an “independent director” under the rules under the New York Stock Exchange or other securities exchange or inter-dealer quotation system on which the Stock is listed or quoted. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of a “Non-Employee Directors” under Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.
(n)	“Dividend Equivalent Rights” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or stock, as applicable, equal to the amount of dividends paid on a share of the Company’s Stock, as specified in the Award Agreement.
(o)	“Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.
(p)	“Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.
(q)	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
(r)	“Exercise Price” means the price established with respect to an option pursuant to Section 2.2.
(s)	“Fair Market Value” on any date, unless otherwise determined by the Committee, means (i) if the Stock is listed on an Exchange, the closing sales price on such Exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Section 409A.
(t)	A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:
(i)	a material diminution in Participant’s base salary or base compensation;

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(ii) a material diminution in Participant’s authority, duties or responsibilities;
(iii) a change in the geographic location at which Participant must perform his duties that is more than thirty (30) miles from the location of Participant’s principal workplace on the date of the Change in Control and such relocation results in a material increase in Participant’s normal commuting time; or
(iv) in the event a Participant is a party to an employment or change in control agreement that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.
(u)	“Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than fifty percent (50%) of the voting interests.
(v)	“Involuntary Termination” means the Termination of Service by the Company or Subsidiary other than a termination for Cause, or termination of employment by an Employee Participant for Good Reason.
(w)	“ISO” has the meaning ascribed to it in Section 2.1(a).
(x)	“Non-Qualified Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.
(y)	“Participant” means any individual who has received, and currently holds, an outstanding award under the Plan.
(z)	“Performance Award” means an Award that vests in whole or in part upon the achievement of one or more specified performance measures, as determined by the Committee. Regardless of whether an Award is subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of a Performance Award (including without limitation any applicable performance measures) need not be the same with respect to each recipient. A Performance Award shall vest, or as to Restricted Stock Units be settled, after the Committee has determined that the performance goals have been satisfied.

Performance measures can include, but are not limited to: book value or tangible book value per share; basic earnings per share (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); basic cash earnings per share; diluted earnings per share; return on equity; return on average tangible equity; net income or net income before taxes; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; financial return ratios; core earnings, capital ratios; increase in revenue; total stockholder return; net operating income, operating income; net interest margin or net interest rate spread; stock price; assets, growth in assets, loans or deposits, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, loan production volume, non-performing loans, deposits or assets; regulatory compliance or safety and soundness; achievement of balance sheet or income statement objectives and strategic business objectives, or any combination of these or other measures.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of one or more items, including but not limited to: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) dividends declared on the Company’s stock; (iv) changes in tax or accounting principles, regulations or laws; or (v) expenses incurred in connection with a merger, branch acquisition or similar transaction. Subject to the preceding sentence, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

(aa)	“Prior Plan” means the Amended and Restated Long-Term Incentive Plan, as amended from time to time.
(bb)	“Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Sections 2.1(b) and 2.3.
(cc)	“Restricted Stock Unit” has the meaning ascribed to it in Sections 2.1(c) and 2.4.
(dd)	“Restriction Period” has the meaning set forth in Section 2.4(b)(ii).
(ee)	“Retirement” means, unless otherwise provided in an Award Agreement, termination of employment after attainment of age 65 (other than termination for Cause) with 5 years of

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continuous Service, or discontinuance of service as a Director following attainment of age 72. An Employee who is also a Director shall not be deemed to have terminated due to Retirement for purposes of vesting of Awards and exercise of Stock Options until both Service as an Employee and Service as a Director has ceased. A non-employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-employee Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-employee Director’s intention to retire.
(ff)	“SEC” means the United States Securities and Exchange Commission.
(gg)	“Securities Act” means the Securities Act of 1933, as amended from time to time.
(hh)	“Service” means service as an Employee, consultant or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.
(ii)	“Stock” means the common stock of the Company, $0.01 par value per share.
(jj)	“Stock Option” has the meaning ascribed to it in Sections 2.1(a) and 2.2.
(kk)	“Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.
(ll)	“Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of, or service provider to, the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:
(1) The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.
(2) The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the Participant’s being on a leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).
(3) If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of or service provider to the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.
(4) Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.6), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.
(5) With respect to a Participant who is a director, a Termination of Service as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

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Section 8.2	In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)	Actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;
(b)	References to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;
(c)	In computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;
(d)	References to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;
(e)	Indications of time of day mean New Jersey time;
(f)	The word “including” means “including, but not limited to”;
(g)	All references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;
(h)	All words used in this Plan will be construed to be of such gender or number as the circumstances and context require;
(i)	The captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;
(j)	Any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and
(k)	Unless otherwise determined by the Committee, all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

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Provident Financial Services, Inc.

P.O. BOX 1001
ISELIN, NJ 08830

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 4/24/2019 for shares held directly, and by 11:59 P.M. ET on 4/21/2019 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 4/24/2019 for shares held directly, and by 11:59 P.M. ET on 4/21/2019 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E63789-P17608 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PROVIDENT FINANCIAL SERVICES, INC.

The Board of Directors recommends you vote FOR ALL nominees:

	For All	Withhold All	For All Except
1. The election as directors of all nominees listed below (except as marked to the contrary on the right), each for a three-year term:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Thomas W. Berry
02) James P. Dunigan
03) Frank L. Fekete
04) Matthew K. Harding

	For	Against	Abstain
The Board of Directors recommends you vote FOR proposal 2:			
2. The approval (non-binding) of executive compensation.	☐	☐	☐
The Board of Directors recommends you vote FOR proposal 3:			
3. The approval of the 2019 Long-Term Equity Incentive Plan.	☐	☐	☐
The Board of Directors recommends you vote FOR proposal 4:			
4. The ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2019.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com.

E63790-P17608

REVOCABLE PROXY
PROVIDENT FINANCIAL SERVICES, INC.
ANNUAL MEETING OF STOCKHOLDERS APRIL 25, 2019
THE BOARD OF DIRECTORS OF PROVIDENT FINANCIAL SERVICES, INC.
SOLICITS THIS PROXY.

The undersigned hereby appoints Robert Adamo, Laura L. Brooks, Terence Gallagher, Carlos Hernandez, Christopher Martin and John Pugliese or any of them, each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote as designated herein all shares of common stock of Provident Financial Services, Inc. (the "Company") that the undersigned is entitled to vote, only at the 2019 Annual Meeting of Stockholders (the "Annual Meeting"), to be held at the Renaissance Woodbridge Hotel, 515 U.S. Highway 1 South, Iselin, New Jersey, on Thursday, April 25, 2019 at 10:00 a.m., local time, and at any and all adjournments or postponements thereof.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED ON THIS PROXY; AND FOR PROPOSALS 2, 3 AND 4. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY THE PERSONS APPOINTED AS PROXIES HEREIN IN ACCORDANCE WITH THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

Should the signer be present and elect to vote at the Annual Meeting or at any adjournment thereof, and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth in the Notice of the 2019 Annual Meeting of Stockholders and Proxy Statement, voting by Internet or telephone, or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side